EXHIBIT 10.2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONSUMER BATTERY LICENSE AGREEMENT

Consumer Battery License Agreement effective as of OBC’s receipt of the initial up-front payment (the “Effective Date”) by and between Ovonic Battery Company, Inc., a corporation of Delaware having a place of business at 1707 Northwood, Troy, Michigan 48084 (“OBC”) and SHENZHEN HIGH POWER TECH. CO., LTD., a corporation of China, having its Head Office at Luoshan Industry Zone, Shanxia, Pinghu, Shenzhen, People Republic of China (‘‘SHENZHEN HIGH POWER”)

WHEREAS, OBC has developed and continues to develop proprietary technology relating to rechargeable nickel metal hydride battery systems and owns intellectual property rights, including worldwide patents, patent applications and know-how relating thereto;

WHEREAS, SHENZHEN HIGH POWER is a manufacturer of rechargeable batteries and has developed and plans to sell rechargeable nickel metal hydride batteries;

WHEREAS, OBC desires to grant to SHENZHEN HIGH POWER and SHENZHEN HIGH POWER desires to obtain from OBC a license under OBC’s intellectual property rights, all subject to the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and the mutual promises and obligations herein undertaken, the parties hereto hereby agree as follows:

ARTICLE 1 DEFINITIONS

As used herein, the following terms shall, unless otherwise specifically noted, have the meanings as set forth below.

1.1  “Licensed Patents” shall mean the worldwide patents and patent applications filed thereupon as set forth in Appendix I attached hereto.

1.2  “Hydride Batteries” shall mean one or more rechargeable nickel metal hydride electrochemical ceil(s) employed alone or in combination.

1.3  “Licensed Consumer Hydride Batteries” shall mean Hydride Batteries of all types, shapes and configurations, for portable consumer applications, including but not limited to cell phones, cameras, toys, power tools and computers, and that embody or otherwise use the technologies described in the Licensed Patents. The use of such Hydride Batteries for all vehicular applications (including two or more wheeled vehicles and hybrid electric vehicles), whether for propulsion or SLI (starting, lighting and ignition) applications, is specifically excluded.

1.4  “Net Selling Price” shall mean the gross invoice price received by SHENZHEN HIGH POWER from third parties in arms-length transactions in the ordinary course of business of Licensed Consumer Hydride Batteries as packed for shipment less the following deductions:

(a)  Trade or quantity discounts as well as bonuses and incentive allowances and rebates granted to the customer.

(b)  Transportation, packing costs and insurance charges on shipments to customers.

(c)  Sales, use, value added and similar taxes, customs and other duties, paid on such sale by SHENZHEN HIGH POWER to any governmental agency (including the 17.5% tax paid in China on all goods).

(d)  Credits for Licensed Consumer Hydride Batteries returned by the customer.

Where Licensed Consumer Hydride Batteries are Otherwise Disposed Of, the Net Selling Price thereof shall be deemed to be the average Net Selling Price billed by SHENZHEN HIGH POWER or its Affiliates during the three month period preceding the date the Licensed Consumer Hydride Batteries were Other Disposed Of.

1.5  “Otherwise Dispose Of” shall mean (a) the lease of, or (b) any sale, transfer or possession or transfer of title to any third person for non-cash consideration.

1.6  “Affiliate” of either party shall mean any entity which is owned or controlled by such party through the ownership by such party of more than 50% of the voting stock of such entity; provided, however, that in any country where SHENZHEN HIGH POWER is not permitted by law to own more than 50% of the voting stock of a local company, then such local company shall be deemed an Affiliate for purpose of this Agreement if its business activities are substantially controlled by SHENZHEN HIGH POWER.

ARTICLE 2 LICENSE

2.1  OBC hereby grants to SHENZHEN HIGH POWER a royalty-bearing, non-exclusive license under Licensed Patents to make Licensed Consumer Hydride Batteries in the Peoples Republic of China and a royalty-bearing, non-exclusive worldwide license under Licensed Patents to use, sell, have sold and Otherwise Dispose Of Licensed Consumer Hydride Batteries.

ARTICLE 3 PAYMENTS AND ROYALTIES

3.1  As an initial non-refundable payment for the licenses and rights herein granted to SHENZHEN HIGH POWER under this Agreement, SHENZHEN HIGH POWER shall pay to OBC the up-front fees, without subtraction or deduction of Chinese withholding taxes, if any, pursuant to the schedule set forth in Appendix II attached hereto.

3.2  In addition to the lump sum payment under Article 3.1 above, SHENZHEN HIGH POWER shall pay to OBC non-refundable running royalties, also pursuant to the schedule set forth in Appendix II hereto, of the Net Selling Price of the Licensed Consumer Hydride Batteries sold or Otherwise Disposed Of by SHENZHEN HIGH POWER and its Affiliates (either directly or through sales representatives or agents) in any country of the world during the period commencing on the Effective Date of this Agreement and ending upon the expiration of the last to expire of the Licensed Patents.

3.3  Notwithstanding that a Licensed Consumer Hydride Battery may be covered by (i) the claims of one or more of the Licensed Patents or (ii) the claims of one or more of the Licensed Patents in one or more countries throughout the world, SHENZHEN HIGH POWER, in connection with the manufacture or sale of the Licensed Consumer Hydride Batteries by SHENZHEN HIGH POWER, its successors or assigns shall be obliged to pay a single royalty hereunder and only on the first sale of such Licensed Consumer Hydride Batteries and not on any subsequent sale or resale thereof and all end-users, distributors, customers, dealers, or suppliers of SHENZHEN HIGH POWER, its successors or assigns of such Licensed Consumer Hydride Batteries shall be licensed to use and/or sell the same.

3.4  All statements submitted and all payments made pursuant to Article 3.1 and Article 3.2 herein shall be stated and made in U.S. legal tender at the selling rate of authorized foreign exchange bankers in various individual countries under the license for transfers to New York in U.S. dollars on the date on which payments are made as required hereunder.

ARTICLE 4 PAYMENTS, REPORTS AND RECORDS

4.1  Within sixty (60) days after September 30 and March 31 during the term hereof, unless no royalty is due hereunder, SHENZHEN HIGH POWER shall provide to OBC a written statement setting forth the amount of the royalties which shall become due and payable hereunder during such semi-annual period. Each such statement shall set forth in reasonable detail the basis on which the amount of such royalties shall have been determined, and shall be accompanied by payment of royalties due.

4.2  SHENZHEN HIGH POWER shall maintain full and accurate accounts and records of all data necessary for the preparation of the statements submitted and the calculation of the royalties paid hereunder and shall retain such accounts and records relating to each royalty payment made hereunder for a period of three (3) years after the date of each such payment. Such accounts and records shall be subject to audit from time to time during normal business hours at the reasonable convenience of the parties hereto, but no more often than once during each calendar year, by an independent auditor appointed by OBC and approved in writing by SHENZHEN HIGH POWER in advance of such audit, which approval shall not be unreasonably withheld. Copies of any audit report shall be provided to SHENZHEN HIGH POWER. The details of the audit shall be held in confidence by OBC.

ARTICLE 5 TERM AND TERMINATION

5.1  The license shall take effect on the Effective Date of this Agreement and, unless sooner terminated as provided herein, shall remain in effect until the date of expiration, lapse or termination of enforceability of the last to expire, lapse or termination of enforceability of the Licensed Patents, unless terminated earlier by SHENZHEN HIGH POWER by 30 days prior written notice to OBC.

5.2  If either party shall be in material default of this Agreement and such material default is not cured within ninety (90) days after the written notice of such material default from the other party, then such other party shall have the right to terminate this Agreement forthwith upon written notice to that effect to the party in material default.

ARTICLE 6 CONFIDENTIALITY

6.1  All unpublished data, know-how and information in any form received by either party from the other party hereunder including, without limitation, information embodied in samples and in other non-documentary form, shall be received and maintained in confidence by the receiving party and shall not be disclosed to others without the prior written consent of the disclosing party or used by the receiving party except in accordance with the licenses granted as set forth herein. The foregoing obligations shall not apply to any data, know-how and information which 1) is or becomes available from another source such as, without limitation, a public source, other than as a consequence of a breach of the obligations herein set forth or ii) has been or is independently developed by the receiving party, or iii) within the knowledge or possession of the receiving party before disclosure by the other party.

ARTICLE 7 NOTICES

7.1  All notices required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, certified or registered air mail (or the functional equivalent in any foreign country), return receipt requested, or by facsimile transmission to the intended recipient at its address or facsimile number set out below. Any such notice shall deemed to have been duly given immediately (if given or if made by confirmed facsimile), or three days after mailing (if given or made by letter addressed to a location within the country in which it is posted) or 14 days after mailing (if made or given by letter addressed to a location outside the country in which it is posted), and in proving same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted, or that receipt of a facsimile was confirmed by the recipient. The addresses facsimile numbers of the parties for purposes of this Agreement are:

If to OBC, at:

Ovonic Battery Company, Inc.
1707 Northwood
Troy, Michigan 48084
(Attention: President)
Facsimile: (248) 280-1456

If to SHENZHEN HIGH POWER, at:

SHENZHEN HIGH POWER TECH. CO., LTD.
Luoshan Industry Zone
Shanxia, Pinghu,
Shenzhen, Peoples Republic of China
(Attention: President)
Facsimile: 011 86 755 84651866
Telephone: 011 86 755 84652866

or to such other address as the party to receive such notice shall have designated by written notice to the other party hereto.

ARTICLE 8 APPLICABLE LAW

8.1  This Agreement shall be governed and construed and the relations between the parties determined in all respects by the laws of the United States and of the State of Michigan.

ARTICLE 9 ENTIRE AGREEMENT AND AMENDMENTS

9.1  This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and cancels and supersedes all other agreements or understandings relating to such subject matter. No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and signed on behalf of the parties by their respective duly authorized representatives.

ARTICLE 10 ASSIGNMENT

10.1  Neither this Agreement nor any of the rights, duties or obligations hereof shall be assignable by either party without the express prior written consent of the other party.

ARTICLE 11 GENERAL TERMS AND CONDITIONS

11.1  Should any provision of this Agreement be declared unenforceable for any reason or found contrary to any Government or State statute, said provision will automatically cease to be a part of this Agreement without affecting any other provision or obligation thereof.

11.2  The waiver of any breach or non-enforcement of any provision of this Agreement shall not be construed to constitute a waiver of any other breach or provision hereof.

11.3  Nothing contained herein shall constitute a license for either party to utilize in the marketing of its products, the trademarks, tradenames, or identifying code numbers of the other party.

ARTICLE 12 FORCE MAJEURE

12.1  The parties hereto shall not be liable in any manner for failure or delay in fulfillment of all or any part of this Agreement by reason, directly or indirectly, of any causes or circumstances beyond their control, including Acts of God, Governmental orders or restrictions, war, war-like conditions, hostilities, sanctions, mobilization, embargo, detention, revolution, riot, looting, strike, lockout, plague, or other epidemics, fire or flood.

ARTICLE 13 REPRESENTATIONS AND WARRANTIES

13.1  OBC represents and warrants that it has the right to grant the licenses herein granted under the Licensed Patents, that it has the right to enter into this Agreement and that there are no outstanding assignments, grants, licenses, encumbrances, obligations or agreements, either written, oral or implied, inconsistent with this Agreement.

ARTICLE 14 DISPUTE RESOLUTION

14.1  OBC and SHENZHEN HIGH POWER shall thoroughly explore all possibilities to resolve amicably all disputes, controversies, or differences, which may arise between the parties hereto. If despite the exercise of due diligence by both parties, an amicable settlement cannot be reached, any controversy or claim between or among the parties arising out of or relating to the Licensed Patents or to this Agreement or any agreements or instruments relating hereto, or delivered in connection herewith or the breach thereof and any claim based on or arising from an alleged tort related to this Agreement, shall at the request of either party be determined by arbitration.

The arbitration shall be conducted in accordance with the United States Arbitration Act 9 U.S.C. Subsec. 1-16, notwithstanding any choice of law provision in this Agreement and under the auspices and Commercial Arbitration Rules of the London Court of International Arbitration (“LCIA”) then in effect except where modified in this Agreement. The arbitration shall be held in London, England, or another city selected by mutual written agreement of the parties.

The matter will be resolved by a sole arbitrator selected by mutual agreement of the parties hereto, or, If the parties cannot agree, by the LCIA; however, If the value of any party’s claim exceeds an amount of $5,000,000, exclusive of interest and attorney’s fees, it will be resolved by three (3) arbitrators. If the matter is to be resolved by a sole arbitrator, she/he must have relevant technical qualifications. In case of the three arbitrators, each side will select one arbitrator and the third arbitrator will be selected by the LCIA and will also have relevant technical qualifications.

The arbitrator(s) are empowered to award all damages otherwise available under the terms of this Agreement. The arbitrators shall have the discretion to order a pre-hearing exchange of information by the parties, including production of requested documents, exchange of summaries of testimony and proposed witnesses, and examination by deposition of parties. If disputes arise concerning these requests, the arbitrator(s) shall have sole and complete discretion to determine the disputes. In resolving the dispute and determining awards, the arbitrator(s) shall give effect to the applicable law. The arbitrator(s) shall give effect to statutes of limitation in determining any claim, and any controversy concerning whether an issue is arbitratable shall be determined by the arbitrator(s). The arbitrator(s) shall deliver a written opinion setting forth findings of fact and the rationale for the decision. The section of this Agreement titled Confidentiality shall apply to the arbitration proceeding, all evidence taken and the opinion.

The award of such arbitration shall be final and binding upon the parties hereto and may be executed in any court having a competent jurisdiction. All costs and expenses in connection with the arbitration (other than fees of counsel) shall be borne equally by the parties. In no event shall the arbitrator(s) award punitive, exemplary or similar damages.

ARTICLE 15 MOST FAVORED TERMS

15.1  If, after the Effective Date hereof, OBC grants to any third party, a license under Licensed Patents of the same or similar scope as the license herein granted to make and sell Licensed Consumer Hydride Batteries at royalty rates more favorable to such licensee than those set forth herein, OBC shall give written notice to SHENZHEN HIGH POWER to that effect and such more favorable royalty rates shall apply to SHENZHEN HIGH POWER hereunder effective as of the date of such grant to such other party.

ARTICLE 16 REPORTING OF SEMI-ANNUAL SALES

16.1  Concurrently with forwarding its running royalty reports to OBC, SHENZHEN HIGH POWER shall also state the number of nickel metal hydride batteries it produced, the number of nickel metal hydride batteries it sold and the safe price of such sold batteries. Failure to provide all of the above information on a semi-annual basis shall constitute a material breach of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

SHENZHEN HIGH POWER TECH. CO., LTD.	OVONIC BATTERY COMPANY, INC.

BY: /s/ George Pan	BY: /s/ Stanford R. Ovshinsky Stanford R. Ovshinsky

TITLE: President	TITLE: Chairman & Chief Executive Officer

DATE: May 14, 2004	DATE:

APPENDIX I

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
2045.1 GBRI	96939571.4 07NO1996	EP0947013	30JA2002
BETA TO GAMMA PHASE CYCLEABLE	YOUNG ROSA
ELECTROCHEMICALLY ACTIVE	OVSHINSKY STANFORD R
NICKEL HYDROXIDE MATERIAL	XU LIWEI

2045.1 GERM	96939571.4 07NO1996	69618993.3	30JA2002
BETA TO GAMMA PHASE CYCLEABLE	YOUNG ROSA
ELECTROCHEMICALLY ACTIVE	OVSHINSKY STANFORD R
NICKEL HYDROXIDE MATERIAL	XU LIWEI

2045.1 KORS	703349/98 07NO1996	404797	28OC2003
BETA TO GAMMA PHASE CYCLEABLE	YOUNG ROSA
ELECTROCHEMICALLY ACTIVE	OVSHINSKY STANFORD R
NICKEL HYDROXIDE MATERIAL	XU LIWEI

2045.1 FRAN	96939571.4 07NO1996	EPO947013	30JA2002
BETA TO GAMMA PHASE CYCLEABLE	YOUNG ROSA
ELECTROCHEMICALLY ACTIVE	OVSHINSKY STANFORD R
NICKEL HYDROXIDE MATERIAL	XU LIWEI

2045.1 USA	08/554429 06NO1995	5905003	18MY1999
BETA TO GAMMA PHASE CYCLEABLE	YOUNG ROSA
ELECTROCHEMICALLY ACTIVE	OVSHINSKY STANFORD R
NICKEL HYDROXIDE MATERIAL	XU LIWEI

2052 USA	08/614779 08MR1996	6019955	01FE2000
ACTIVE NICKEL HYDROXIDE	OVSHINSKY STANFORD R
MATERIAL HAVING CONTROLLED	YOUNG ROSA
WATER CONTENT	XU LIWEI
KUMAR SURESH

2061 JAPA	2000-544843 20AP1999
IMPROVED HYDROGEN STORAGE	OVSHINSKY STANFORD R
ALLOYS AND METHODS AND	YOUNG ROSA
IMPROVED NICKEL METAL HYDRIDE	CHAO BENJAMIN
ELECTRODES AND BATTERIES USING
SAME

2061 USA	09/064543 22AP1998	6210498	03AP2001
IMPROVED HYDROGEN STORAGE	OVSHINSKY STANFORD R
ALLOYS AND METHODS AND	YOUNG ROSA
IMPROVED NICKEL METAL HYDRIDE	CHAO BENJAMIN
ELECTRODES AND BATTERIES USING
SAME

2062.1 USA	09/248502 09FE1999
METHOD AND APPARTUS FOR	GANZA NIKOLAI
CONTINUOUS SPIN MELT CASTING	IIJENKO EVGENY
OF MATERIALS	LOSITSKIY ANATOLY
LYBNIN VICTOR
MYASNIKOV VITALY
RODCHENKOV NIKOLAI

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
2066 TAIW	89109208 15MY2000	I227276	01FE2005
ELECTROCHEMICALLY STABILIZED	OVSHINSKY STANFORD R
CaNi5 ALLOYS AND ELECTRODES	YOUNG ROSA T

2066 USA	09/314380 19MY1999	6524745	25FE2003
ELECTROCHEMICALLY STABILIZED	OVSHINSKY STANFORD R
CaNi5 ALLOYS AND ELECTRODES	YOUNG ROSA T

2070 CANA	2416704 17JL2001
ELECTROCHEMICAL HYDROGEN	TING JASON
STORAGE ALLOYS FOR NICKEL	HABEL ULRIKE
METAL HYDRIDE BATTERIES, FUEL	PERETTI MICHAEL W
CELLS AND METHODS OF	EISEN WILLIAM B
MANUFACTURING SAME	YOUNG ROSA
CHAO BENJAMIN

2070 EPC	01957169.4 17JL2001
ELECTROCHEMICAL HYDROGEN	TING JASON
STORAGE ALLOYS FOR NICKEL	HABEL ULRIKE
METAL HYDRIDE BATTERIES, FUEL	PERETTI MICHAEL W
CELLS AND METHODS OF	EISEN WILLIAM B
MANUFACTURING SAME	YOUNG ROSA
CHAO BENJAMIN

2070 USA	09/617162 17JL2000	6500583	31DE2002
ELECTROCHEMICAL HYDROGEN	TING JASON
STORAGE ALLOYS FOR NICKEL	HABEL ULRIKE
METAL HYDRIDE BATTERIES, FUEL	PERETTI MICHAEL W
CELLS AND METHODS OF	EISEN WILLIAM B
MANUFACTURING SAME	YOUNG ROSA
CHAO BENJAMIN

2070 JAPA	2002-513033 17JL2001
ELECTROCHEMICAL HYDROGEN	TING JASON
STORAGE ALLOYS FOR NICKEL	HABEL ULRIKE
METAL HYDRIDE BATTERIES, FUEL	PERETTI MICHAEL W
CELLS AND METHODS OF	EISEN WILLIAM B
MANUFACTURING SAME	YOUNG ROSA
CHAO BENJAMIN

2070 TAIW	90117625 17JL2001	172298	21JA2003
ELECTROCHEMICAL HYDROGEN	TING JASON
STORAGE ALLOYS FOR NICKEL	HABEL ULRIKE
METAL HYDRIDE BATTERIES, FUEL	PERETTI MICHAEL W
CELLS AND METHODS OF	EISEN WILLIAM B
MANUFACTURING SAME	YOUNG ROSA
CHAO BENJAMIN

OBC-0024 BELG	87310935.9 11DE1987	EP0273625	11AU1993
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0024 CANA	553090 30NO1987	1287874	20AU1991
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 FRAN	87310935.9 11DE1987	EP0273625	11AU1993
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 GBRI	87310935.9 11DE1987	EP0273625	11AU1993
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 GERW	EP0273625 11DE1987	3787001.7	11AU1993
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 ISRA	84957 28DE1987	84957	30JE1992
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 ITAL	87310935.9 11DE1987	EP0273625	11AU1993
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 JAPA	329400/87 25DE1987	2927430	14MY1999
METHOD OF ACTIVATING A	REICHMAN BENJAMIN
RECHARGEABLE HYDROGEN STORAGE	VENKATESAN SRINI
NEGATIVE ELECTRODE	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0024 KORS	15226/87 29DE1987	111997	13FE1997
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 MEXI	9956 29DE1987	170926	22SE1993
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD ELECTRODO ACTIVADO Y	FETCENKO MICHAEL A
RECARGABLE DE ALMACENAMIENTO	JEFFRIES KENNETH
DE HIDROGENO Y METODO	STAHL SHARON
BENNETT CLIFFORD

OBC-0024 NETH	87310935.9 11DE1987	EP0273625	11AU1993
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 ASTL	83038/87 24DE1987	604517	20DE1990
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 SPAI	87310935.9 11DE1987	EP0273625	11AU1993
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0024 TAIW	76107530 09DE1987	NI-35609	11AP1990
ACTIVATED RECHARGEABLE	REICHMAN BENJAMIN
HYDROGEN STORAGE ELECTRODE AND	VENKATESAN SRINI
METHOD	FETCENKO MICHAEL A
JEFFRIES KENNETH
STAHL SHARON
BENNETT CLIFFORD

OBC-0036 CANA	2021806 24JL1990	2021806	28DE1999
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0036 FRAN	90810560.4 20JL1990	EPO410935	21SE1994
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0036 GBRI	90810560.4 20JL1990	EP0410935	21SE1994
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0036 GERW	EP0410935 20JL1990	P69012700.6-	08 21SE1994
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0036 BRAZ	PI9003562 23JL1990	PI9003562-3	16NO1999
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0036 ITAL	90810560.4 20JL1990	EPO410935	21SE1994
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0036 USA	383693 24JL1989	5002730	26MR1991
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0036 JAPA	196027/90 24JL1990	3211960	19JL2001
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0036 MEXI	21701 24JL1990	166491	12JA1993
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0036 TAIW	79106612 09AU1990	NI-54003	13MY1992
PREPARATION OF VANADIUM RICH	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY
MATERIALS

OBC-0037 FRAN	90810559.6 20JL1990	EP0409794	17MY1995
ALLOY PREPARATION OF HYDROGEN	FETCENKO MICHAEL A
STORAGE ALLOY MATERIAL	SUMNER STEVEN P
LAROCCA JOSEPH

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0037 GERW	90810559.6 20JL1990	P69019428.5-	08 17MY1995
ALLOY PREPARATION OF HYDROGEN	FETCENKO MICHAEL A
STORAGE ALLOY MATERIAL	SUMNER STEVEN P
LAROCCA JOSEPH

OBC-0037 CANA	2021657 20JL1990	2021657	09NO1999
ALLOY PREPARATION OF HYDROGEN	FETCENKO MICHAEL A
STORAGE ALLOY MATERIAL	SUMNER STEVEN P
LAROCCA JOSEPH

OBC-0037 JAPA	192861/90 20JL1990	3034915	18FE2000
ALLOY PREPARATION OF HYDROGEN	FETCENKO MICHAEL A
STORAGE ALLOY MATERIAL	SUMNER STEVEN P
LAROCCA JOSEPH

OBC-0037 USA	382599 21JL1989	4948423	14AU1990
ALLOY PREPARATION OF HYDROGEN	FETCENKO MICHAEL A
STORAGE ALLOY MATERIAL	SUMNER STEVEN P
LAROCCA JOSEPH

OBC-0037 KORS	11136/90 21JL1990	178972	26NO1998
ALLOY PREPARATION OF HYDROGEN	FETCENKO MICHAEL A
STORAGE ALLOY MATERIAL	SUMNER STEVEN P
LAROCCA JOSEPH

OBC-0037 MEXI	21679 20JL1990	173,808	29MR1994
ALLOY PREPARATION OF HYDROGEN	FETCENKO MICHAEL A
STORAGE ALLOY MATERIAL	SUMNER STEVEN P
LAROCCA JOSEPH

OBC-0037 TAIW	79106739 13AU1990	NI-56628	21SE1992
ALLOY PREPARATION OF HYDROGEN	FETCENKO MICHAEL A
STORAGE ALLOY MATERIAL	SUMNER STEVEN P
LAROCCA JOSEPH

OBC-0046 JAPA	336754/87 28DE1987	2799389	10JL1998
ENHANCED CHARGE RETENTION	VENKATESAN SRINI
ELECTROCHEMICAL HYDROGEN	REICHMAN BENJAMIN
STORAGE ALLOYS AND AN	FETCENKO MICHAEL A
ENHANCEDCHARGE RETENTION
ELECTROCHEMICAL CELL

OBC-0046 MEXI	9853 21DE1987	169072	21JE1993
ENHANCED CHARGE RETENTION	VENKATESAN SRINI
ELECTROCHEMICAL HYDROGEN	REICHMAN BENJAMIN
STORAGE ALLOYS AND AN	FETCENKO MICHAEL A
ENHANCEDCHARGE RETENTION
ELECTROCHEMICAL CELL

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0049A USA	157190 18FE1988	4822377	18AP1989
METHOD FOR SEALING AN	WOLFF MERLE
ELECTROCHEMICAL CELL
EMPLOYINGAN IMPROVED
REINFORCED COVER ASSEMBLY

OBC-0050 ISRA	088672 13DE1988	88672	16OC1992
METHOD FOR THE CONTINUOUS	WOLFF MERLE
FABRICATION OF HYDROGEN	NUSS MARK A
STORAGE ALLOY NEGATIVE	FETCENKO MICHAEL A
ELECTRODES	LIJOI ANDREA A

OBC-0050 JAPA	76398/89 28MR1989	2868529	25DE1998
METHOD FOR THE CONTINUOUS	WOLFF MERLE
FABRICATION OF HYDROGEN	NUSS MARK A
STORAGE ALLOY NEGATIVE	FETCENKO MICHAEL A
ELECTRODES	LIJOI ANDREA A

OBC-0050 USA	185598 25AP1988	4820481	11AP1989
METHOD FOR THE CONTINUOUS	WOLFF MERLE
FABRICATION OF HYDROGEN	NUSS MARK A
STORAGE ALLOY NEGATIVE	FETCENKO MICHAEL A
ELECTRODES	LIJOI ANDREA A

OBC-0050 MEXI	15796 25AP1989	166204	23DE1992
METHOD FOR THE CONTINUOUS	WOLFF MERLE
FABRICATION OF HYDROGEN	NUSS MARK A
STORAGE ALLOY NEGATIVE	FETCENKO MICHAEL A
ELECTRODES	LIJOI ANDREA A

OBC-0050.1 JAPA	96140/90 11AP1990	2851681	13NO1998
IMPROVED METHOD FOR THE	WOLFF MERLE
CONTINUOUS FABRICATION OF	NUSS MARK A
COMMINUTED HYDROGEN STORAGE	FETCENKO MICHAEL A
ALLOY MATERIAL NEGATIVE	LIJOI ANDREA A
ELECTRODES	SUMNER STEVEN P
LA ROCCA JOSEPH

OBC-0050.1 USA	308289 09FE1989	4915898	10AP1990
METHOD FOR THE CONTINUOUS	WOLFF MERLE
FABRICATION OF COMMINUTED	NUSS MARK A
HYDROGEN STORAGE ALLOY	FETCENKO MICHAEL A
MATERIAL NEGATIVE ELECTRODES	LIJOI ANDREA A
SUMNER STEVEN P
LA ROCCA JOSEPH

OBC-0052 JAPA	247838/89 22SE1989	2941860	18JE1999
HYDRIDE REACTOR APPARATUS FOR	FETCENKO MICHAEL A
HYDROGEN COMMINUTION OF METAL	KAATZ THOMAS
HYDRIDE HYDROGEN STORAGE	SUMNER STEVEN P
MATERIAL	LAROCCA JOSEPH

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0052 KORS	13639/89 22SE1989	143562	09AP1998
HYDRIDE REACTOR APPARATUS FOR	FETCENKO MICHAEL A
HYDROGEN COMMINUTION OF METAL	KAATZ THOMAS
HYDRIDE HYDROGEN STORAGE	SUMNER STEVEN P
MATERIAL	LAROCCA JOSEPH

OBC-0052 CANA	613209 26SE1989	1332271	11OC1994
HYDRIDE REACTOR APPARATUS FOR	FETCENKO MICHAEL A
HYDROGEN COMMINUTION OF METAL	KAATZ THOMAS
HYDRIDE HYDROGEN STORAGE	SUMNER STEVEN P
MATERIAL	LAROCCA JOSEPH

OBC-0052 USA	247569 22SE1988	4893756	16JA1990
HYDRIDE REACTOR APPARATUS FOR	FETCENKO MICHAEL A
HYDROGEN COMMINUTION OF METAL	KAATZ THOMAS
HYDRIDE, HYDROGEN STORAGE	SUMNER STEVEN P
MATERIAL	LAROCCA JOSEPH

OBC-0053 CHIN	93105043.X 07MY1993	93105043.X	23OC1999
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 FRAN	93911083.9 05MY1993	EP0639295	31JA2001
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 GBRI	93911083.9 05MY1993	EP0639295	31JA2001
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 GERW	93911083.9 05MY1993	69329906.1-0	8 31JA2001
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 INDI	282MAS93 26AP1993	180018	09OC1998
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 CANA	2117748 05MY1993	2117748	25MR1997
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 ITAL	93911083.9 05MY1993	EP0639295	31JA2001
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0053 USA	879823 07MY1992	5330861	19JL1994
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 KORS	703921/94 07MY1993	262778	08MY2000
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 MEXI	932646 07MY1993	183861	23JA1997
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 RUSS	94046043/07 05MY1993	2121198	05MY1993
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0053 TAIW	82103245 07MY1993	103488	11MY1999
METAL HYDRIDE CELLS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND CHARGE	OVSHINSKY STANFORD R
RETENTION

OBC-0056 USA	624953 10DE1990	5171647	15DE1992
HYDROGEN CONTAINMENT COVER	DEAN KEVIN
ASSEMBLY FOR SEALING THE CELL	HOLLAND ARTHUR
CAN OF A RECHARGEABLE ELECTRO	OVSHINSKY HERBERT C
CHEMICAL HYDROGEN STORAGE	FETCENKO MICHAEL
CELL	VENKATESAN SRINIVASAN
DHAR SUBHASH

OBC-0058 USA	441489 24NO1989	5096667	17MR1992
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	1
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 CHIN	90110351.9 23NO1990	90110351.9	23OC1999
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	OVSHINSKY STANFORD R
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 FRAN	91902344.0 20NO1990	EP0502127	20NO1990
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE IN	OVSHINSKY STANFORD R
ELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0058.1 GBRI	91902344.0 20NO1990	EP0502127	20NO1990
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE IN	OVSHINSKY STANFORD R
ELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 GERW	91902344.0 20NO1990	P69033776.0-	08 20NO1990
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE IN	OVSHINSKY STANFORD R
ELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 ISRA	96391 19NO1990	96391	27AU1995
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	OVSHINSKY STANFORD R
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 CANA	2068408 20NO1990	2068408	18AP2000
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	OVSHINSKY STANFORD R
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 JAPA	502666/91 20NO1990	3155550	02FE2001
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	OVSHINSKY STANFORD R
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 USA	515020 26AP1990	5104617	14AP1992
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	OVSHINSKY STANFORD R
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 KORS	701214/92 20NO1990	144843	23AP1998
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	OVSHINSKY STANFORD R
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.1 MEXI	23451 23NO1990	176343	19OC1994
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	OVSHINSKY STANFORD R
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0058.1 RUSS	5052209.26 20NO1990	2091498	20NO1990
CATALYTIC HYDROGEN STORAGE	FETCENKO MICHAEL A
ELECTRODE MATERIALS FOR USE	OVSHINSKY STANFORD R
INELECTROCHEMICAL CELLS AND
ELECTROCHEMICAL CELLS
INCORPORATING THE MATERIALS

OBC-0058.2 USA	746015 14AU1991	5238756	24AU1993
ELECTRODE ALLOY HAVING	FETCENKO MICHAEL A
DECREASED HYDROGEN	OVSHINSKY STANFORD R
OVERPRESSURE AND/ OR LOW	KAJITA KOZO
SELF-DISCHARGE	HIROTA MASAYUKI

OBC-0058.3 JAPA	506599/94 25AU1993	3741714	18NO2005
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM THESE ALLOYS
HAVING SIGNIFICANTLY IMPROVED
PERFORMANCE CHARACTERISTICS

OBC-0058.3 KORS	700714/95 25AU1993	287196	20JA2001
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM THESE ALLOYS
HAVING SIGNIFICANTLY IMPROVED
PERFORMANCE CHARACTERISTICS

OBC-0058.3 CANA	2142118 25AU1993	2142118	29SE1998
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM THESE ALLOYS
HAVING SIGNIFICANTLY IMPROVED
PERFORMANCE CHARACTERISTICS

OBC-0058.3 USA	934976 25AU1992	5277999	11JA1994
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM THESE ALLOYS
HAVING SIGNIFICANTLY IMPROVED
PERFORMANCE CHARACTERISTICS

OBC-0058.4 USA	08/136066 14OC1993	5407761	18AP1995
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM THESE ALLOYS	HIROTA MASAYUKI
HAVING SIGNIFICANTLY IMPROVED
CAPACITY

OBC-0058.5 CANA	2215666 04AP1996	2215666	30DE2003
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0058.5 FRAN	96910746.5 04AP1996	EP0823134	20OC2004
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5 GBRI	96910746.5 04AP1996	EP0823134	20OC2004
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5 GERM	96910746.5 04AP1996	69633665.0-0	8 20OC2004
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5 JAPA	8-531770 04AP1996	3241047	19OC2001
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5 BRAZ	PI9608176-7 04AP1996	PI9608176-7	28MY2002
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5 KORS	707315/97 04AP1996	370645	20JA2003
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5 USA	08/423072 17AP1995	5536591	16JL1996
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5 MEXI	977964 04AP1996	194791	06JA2000
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5 TAIW	85104502 16AP1996	85994	01AP1997
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0058.5D EPC	03013472.0 25JE2003
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5D1 JAPA	11-330602 04AP1996
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0058.5D2 JAPA	2001-221951 04AP1996
IMPROVED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOYS FOR	OVSHINSKY STANFORD R.
NICKEL METAL HYDRIDE BATTERIES	CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0059 USA	509524 16AP1990	5135589	04AU1992
METASTABLE HYDROGEN STORAGE	FETCENKO MICHAEL A
ALLOY MATERIAL AND	OVSHINSKY STANFORD R
ELECTROCHEMICAL CELLS
INCORPORATING SAME

OBC-0062 USA	910956 09JL1992	5327784	12JL1994
APPARATUS FOR MEASURING THE	VENKATESAN SRINIVASAN
PRESSURE INSIDE A RECHARGEABLE	BURKE GEORGE
CELL	LAMING KENNETH
DHAR SUBHASH

OBC-0063 FRAN	94901416.1 10NO1993	EPO667982	28AP1999
OPTIMIZED POSITIVE ELECTRODE	OVSHINSKY, STANFORD R.
FOR ALKALINE CELLS	MICHAEL A. FETCENKO
VENKATESAN, SRINIVASAN
HOLLAND, ARTHUR

OBC-0063 GBRI	94901416.1 10NO1993	EP0667982	28AP1999
OPTIMIZED POSITIVE ELECTRODE	OVSHINSKY, STANFORD R.
FOR ALKALINE CELLS	MICHAEL A. FETCENKO
VENKATESAN, SRINIVASAN
HOLLAND, ARTHUR

OBC-0063 GERM	EPO667982 10NO1993	69324700.2	28AP1999
OPTIMIZED POSITIVE ELECTRODE	OVSHINSKY, STANFORD R.
FOR ALKALINE CELLS	MICHAEL A. FETCENKO
VENKATESAN, SRINIVASAN
HOLLAND, ARTHUR

OBC-0063 KORS	701895/95 12MY1995	291691	15MR2001
OPTIMIZED POSITIVE ELECTRODE	OVSHINSKY, STANFORD R.
FOR ALKALINE CELLS	MICHAEL A. FETCENKO
VENKATESAN, SRINIVASAN
HOLLAND, ARTHUR

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0063 NETH	94901416.1 10NO1993	EPO667982	28AP1999
OPTIMIZED POSITIVE ELECTRODE	OVSHINSKY, STANFORD R.
FOR ALKALINE CELLS	MICHAEL A. FETCENKO
VENKATESAN, SRINIVASAN
HOLLAND, ARTHUR

OBC-0063 CANA	2146370 10NO1993	2146370	20AP1999
OPTIMIZED POSITIVE ELECTRODE	OVSHINSKY, STANFORD R.
FOR ALKALINE CELLS	FETCENKO MICHAEL A
VENKATESAN, SRINIVASAN
HOLLAND, ARTHUR

OBC-0063 USA	975031 12NO1992	5344728	06SE1994
OPTIMIZED POSITIVE ELECTRODE	OVSHINSKY STANFORD R
FOR ALKALINE CELLS	FETCENKO MICHAEL A
VENKATESAN SRINIVASAN
HOLLAND ARTHUR

OBC-0063.1 FRAN	94909274.6 07MR1994	EP0688470	07OC1998
DISORDERED NICKEL HYDROXIDE	OVSHINSKY STANFORD R
POSITIVE ELECTRODE MATERIAL	CORRIGAN DENNIS
VENKATESAN SRINIVASAN
YOUNG ROSA
FIERRO CRISTIAN
FETCENKO MICHAEL A

OBC-0063.1 GBRI	94909274.6 07MR1994	EP0688470	07OC1998
DISORDERED NICKEL HYDROXIDE	OVSHINSKY STANFORD R
POSITIVE ELECTRODE MATERIAL	CORRIGAN DENNIS
VENKATESAN SRINIVASAN
YOUNG ROSA
FIERRO CRISTIAN
FETCENKO MICHAEL A

OBC-0063.1 CANA	2157484 07MR1994	2157484	06JL1999
CHEMICALLY AND COMPOSITIONALLY	OVSHINSKY STANFORD R
MODIFIED SOLID SOLUTION	CORRIGAN DENNIS
DISORDERED MULTIPHASE NICKEL	VENKATESAN SRINIVASAN
HYDROXIDE POSITIVE ELECTRODE	YOUNG ROSA
FOR ALKALINE RECHARGEABLE	FIERRO CRISTIAN
ELECTROCHEMICAL CELLS	FETCENKO MICHAEL A

OBC-0063.1 GERW	EP0688470 07MR1994	69413806.1	07OC1998
DISORDERED NICKEL HYDROXIDE	OVSHINSKY STANFORD R
POSITIVE ELECTRODE MATERIAL	CORRIGAN DENNIS
VENKATESAN SRINIVASAN
YOUNG ROSA
FIERRO CRISTIAN
FETCENKO MICHAEL A

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0063.1 USA	08/027973 08MR1993	5348822	20SE1994
DISORDERED NICKEL HYDROXIDE	OVSHINSKY STANFORD R
POSITIVE ELECTRODE MATERIAL	CORRIGAN DENNIS
VENKATESAN SRINIVASAN
YOUNG ROSA
FIERRO CRISTIAN
FETCENKO MICHAEL A

OBC-0063.2 USA	08/232782 20AP1994	5637423	10JE1997
COMPOSITIONALLY AND	OVSHINSKY STANFORD R
STRUCTURALLY DISORDERED	FETCENKO MICHAEL A
MULTIPHASE NICKEL HYDROXIDE	VENKENTASAN SRINI
POSITIVE ELECTRODE FOR	HOLLAND ARTHUR
ALKALINE RECHARGEABLE
ELECTROCHEMICAL CELLS

OBC-0063.3 EPC	95940554.9 25OC1995
ENHANCED NICKEL METAL	OVSHINSKY STANFORD R
HYDROXIDE POSITIVE ELECTRODE	FETCENKO MICHALE A
MATERIALS FOR ALKALINE	FIERRO CRISTIAN
RECHARGEABLE ELECTROCHEMICAL	GIFFORD PAUL R
CELLS	CORRIGAN DENNIS A
BENSON PETER

OBC-0063.3 JAPA	8-515348 25OC1995	3856823	13DE2006
ENHANCED NICKEL METAL	OVSHINSKY STANFORD R
HYDROXIDE POSITIVE ELECTRODE	FETCENKO MICHALE A
MATERIALS FOR ALKALINE	FIERRO CRISTIAN
RECHARGEABLE ELECTROCHEMICAL	GIFFORD PAUL R
CELLS	CORRIGAN DENNIS A
BENSON PETER

OBC-0063.3 CANA	2203238 25OC1995
ENHANCED NICKEL METAL	OVSHINSKY STANFORD R
HYDROXIDE POSITIVE ELECTRODE	FETCENKO MICHALE A
MATERIALS FOR ALKALINE	FIERRO CRISTIAN
RECHARGEABLE ELECTROCHEMICAL	GIFFORD PAUL R
CELLS	CORRIGAN DENNIS A
BENSON PETER

OBC-0063.3 USA	08/333457 02NO1994	5523182	04JE1996
ENHANCED NICKEL METAL	OVSHINSKY STANFORD R
HYDROXIDE POSITIVE ELECTRODE	FETCENKO MICHAEL A
MATERIALS FOR ALKALINE	FIERRO CRISTIAN
RECHARGEABLE ELECTROCHEMICAL	GIFFORD PAUL R
CELLS	CORRIGAN DENNIS A
BENSON PETER

OBC-0063.3D JAPA	2005-243232 24AU2005
ENHANCED NICKEL METAL	OVSHINSKY STANFORD R
HYDROXIDE POSITIVE ELECTRODE	FETCENKO MICHALE A
MATERIALS FOR ALKALINE	FIERRO CRISTIAN
RECHARGEABLE ELECTROCHEMICAL	GIFFORD PAUL R
CELLS	CORRIGAN DENNIS A
BENSON PETER

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0063.4 USA	08/300610 02SE1994	5569563	29OC1996
A NICKEL METAL HYDRIDE BATTERY	OVSHINSKY STANFORD R
CONTAINING A MODIFIED	CORRIGAN DENNIS A
DISORDERED MULTIPHASE NICKEL	BENSON PETER
HYDROXIDE POSITIVE ELECTRODE	FIERRO CRISTIAN A

OBC-0063.5 JAPA	9-507683 22JL1996
NICKEL BATTERY ELECTRODE WITH	CORRIGAN DENNIS A
MULTIPLE COMPOSITION NICKEL	FIERRO CRISTIAN
HYDROXIDE ACTIVE MATERIALS	MARTIN FRANKLIN J.
OVSHINSKY STANFORD R
XU LIWEI

OBC-0063.5 KORS	700513/98 22JL1996	418283	30JA2004
NICKEL BATTERY ELECTRODE WITH	CORRIGAN DENNIS A
MULTIPLE COMPOSITION NICKEL	FIERRO CRISTIAN
HYDROXIDE ACTIVE MATERIALS	MARTIN FRANKLIN J.
OVSHINSKY STANFORD R
XU LIWEI

OBC-0063.5 USA	08/506058 24JL1995	5861225	19JA1999
NICKEL BATTERY ELECTRODE WITH	CORRIGAN DENNIS A
MULTIPLE COMPOSITION NICKEL	FIERRO CRISTIAN
HYDROXIDE ACTIVE MATERIALS	MARTIN FRANKLIN J.
OVSHINSKY STANFORD R
XU LIWEI

OBC-0063.5 MEXI	980695 22JL1996	201615	27AP2001
NICKEL BATTERY ELECTRODE WITH	CORRIGAN DENNIS A
MULTIPLE COMPOSITION NICKEL	FIERRO CRISTIAN
HYDROXIDE ACTIVE MATERIALS	MARTIN FRANKLIN J.
OVSHINSKY STANFORD R
XU LIWEI

OBC-0063.6 CANA	2199030 08SE1995
A NICKEL METAL HYDRIDE BATTERY	OVSHINSKY STANFORD R
CONTAINING A MODIFIED	YOUNG ROSA
DISORDERED MULTIPHASE NICKEL
ALUMINUM BASED POSITIVE
ELECTRODE

OBC-0063.6 EPC	95932411.2 08SE1995
A NICKEL METAL HYDRIDE BATTERY	OVSHINSKY STANFORD R
CONTAINING A MODIFIED	YOUNG ROSA
DISORDERED MULTIPHASE NICKEL
ALUMINUM BASED POSITIVE
ELECTRODE

OBC-0063.6 USA	08/308764 19SE1994	5567549	22OC1996
A NICKEL METAL HYDRIDE BATTERY	OVSHINSKY STANFORD R
CONTAINING A MODIFIED	YOUNG ROSA
DISORDERED MULTIPHASE NICKEL
ALUMINUM BASED POSITIVE
ELECTRODE

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0063.7 USA	08/782863 13JA1997	5948564	07SE1999
OPTIMIZED POSITIVE ELECTRODE	OVSHINSKY STANFORD R
FOR ALKALINE CELLS	CORRIGAN DENNIS A
VENKENTASAN SRINI
YOUNG ROSA
FIERRO CRISTIAN
FETCENKO MICHAEL A

OBC-0064 USA	014965 08FE1993	5258242	02NO1993
ELECTROCHEMICAL CELL HAVING	DEAN KEVIN
IMPROVED PRESSURE VENT	HOLLAND ARTHUR
FILLMORE DONN

OBC-0065.1 EPC	95917798.1 01MY1995
OPTIMIZED CELL PACK FOR LARGE	OVSHINSKY STANFORD R
SEALED NICKEL-METAL HYDRIDE	FETCENKO MICHAEL A
BATTERIES	HOLLAND ARTHUR
DEAN KEVIN
FILLMORE DONN

OBC-0065.1 USA	08/238570 05MY1994	5558950	24SE1996
OPTIMIZED CELL PACK FOR LARGE	OVSHINSKY STANFORD R
SEALED NICKEL METAL HYDRIDE	FETCENKO MICHAEL A
BATTERIES	HOLLAND ARTHUR
DEAN KEVIN
FILLMORE DONN

OBC-0066 USA	08/140933 25OC1993	5472802	05DE1995
SEALED HYDRIDE BATTERIES	HOLLAND ARTHUR
INCLUDING A NEW LID TERMINAL	DEAN KEVIN
SEAL AND ELECTRODE TAB	FILLMORE DONN
COLLECTING COMB

OBC-0066.1 ASTL	17034/97 13JA1997	737894	13JA1997
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.1 USA	08/544223 17OC1995	5879831	09MR1999
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0066.1 BRAZ	PI 9714286-7 13JA1997	PI9714286-7	31JA2006
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.1 CANA	2276569 13JA1997	2276569	14NO2006
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.1 EPC	97902993.1 13JA1997
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.1 JAPA	10-530823 13JA1997
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.1 KORS	7006292/99 13JA1997	422175	26FE2004
FLUID COOLED BATTERY-PACK	OVSHINSKY STANFORD R
SYSTEM	CORRIGAN DENNIS
DHAR SUBHASH
FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.1 MEXI	996499 13JA1997
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.1 SING	9903071-0 13JA1997	66526	07DE2001
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0066.1 TAIW	88202016 19AP1996	212431	21SE2003
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.1D KORS	2004-7003613 13JA1997	449983	14SE2004
A FLUID COOLED BATTERY PACK	OVSHINSKY STANFORD R
FOR A VEHICLE DRIVE SYSTEM	CORRIGAN DENNIS
DHAR SUBHASH
FETCENKO MICHAEL A
FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.2 USA	09/264116 08MR1999	6372377	16AP2002
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS A
BATTERIES, BATTERY MODULES AND	DHAR SUBHASH
BATTERY PACKS	FILLMORE DONN
LAMING KENNETH
GOW PHILIPPE
OSGOOD ANTHONY

OBC-0066.3 USA	10/121279 12AP2002	6878485	12AP2005
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS INMETAL HYDRIDE	CORRIGAN DENNIS A
BATTERIES, BATTERY MODULES AND	VENKATESAN SRINIVASAN
BATTERY PACKS	DHAR SUBHASH K
HOLLAND ARTHUR
FILLMORE DONN

OBC-0066.4 USA	10/937023 09SE2004	7217473	15MY2007
MECHANICAL AND THERMAL	OVSHINSKY STANFORD R
IMPROVEMENTS IN METAL HYDRIDE	CORRIGAN DENNIS A
BATTERIES, BATTERY MODULES AND	VENKATESAN SRINIVASAN
BATTERY PACKS	DHAR SUBHASH K
HOLLAND ARTHUR
FILLMORE DONN

OBC-0070 FRAN	94932060.0 26OC1994	EPO728370	04OC2001
A SOLID STATE BATTERY USING AN	OVSHINSKY, STANFORD R.
ELECTRICALLY INSULATING	YOUNG, ROSA
IONICOR PROTONIC ELECTOLYTE

OBC-0070 CANA	2177056 26OC1994	2177056	03AU1999
A SOLID STATE BATTERY USING AN	OVSHINSKY, STANFORD R.
ELECTRICALLY INSULATING	YOUNG, ROSA
IONICOR PROTONIC ELECTOLYTE

OBC-0070 GBRI	94932060.0 26OC1994	EP0728370	04OC2001
A SOLID STATE BATTERY USING AN	OVSHINSKY, STANFORD R.
ELECTRICALLY INSULATING	YOUNG, ROSA
IONICOR PROTONIC ELECTOLYTE

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0070 GERW	94932060.0 26OC1994	69428544.7-08	04OC2001
A SOLID STATE BATTERY USING AN	OVSHINSKY, STANFORD R.
ELECTRICALLY INSULATING	YOUNG, ROSA
IONICOR PROTONIC ELECTOLYTE

OBC-0070.1 USA	08/198757 18FE1994	5512387	30AP1996
A SOLID STATE, ELECTRICALLY	OVSHINSKY STANFORD
INSULATING, ION CONDUCTING	YOUNG ROSA
ELECTROLYTE MATERIAL AND A
THIN-FILM, SOLID STATE BATTERY
EMPLOYING SAME

OBC-0070.2 USA	08/530493 19SE1995	5552242	03SE1996
A SOLID STATE, ELECTRICALLY	OVSHINSKY STANFORD
INSULATING, ION CONDUCTING	YOUNG ROSA
ELECTROLYTE MATERIAL AND A
THIN-FILM, SOLID STATE BATTERY
EMPLOYING SAME

OBC-0070.3 EPC	96941420.0 20NO1996
A SOLID STATE BATTERY HAVING A	OVSHINSKY STANFORD R
DISORDERED HYDROGENATED CARBON	YOUNG ROSA T.
NEGATIVE ELECTRODE

OBC-0070.4 USA	08/831150 01AP1997	5985485	16NO1999
A SOLID STATE BATTERY HAVING A	OVSHINSKY STANFORD R
DISORDERED HYDROGENATED CARBON	YOUNG ROSA T.
NEGATIVE ELECTRODE

OBC-0072 CANA	2191114 30MY1995	2191114	27MR2007
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072 ASTL	26542/95 20MY1995	697537	30MY1995
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072 FRAN	95921469.3 20MY1995	EP0765531	26NO2003
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072 USA	08/259793 14JE1994	5506069	09AP1996
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0072 GBRI	95921469.3 20MY1995	EP0765531	26NO2003
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072 GERM	95921469.3 20MY1995	69532204.4	26NO2003
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072 JAPA	8-502210 20MY1995
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072 KORS	707164/96 13DE1996	331128	21MR2002
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072 RUSS	97100726 20MY1995	2141150	30MY1995
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072.1 ASTL	60394/96 07MY1996	710192	07MY1996
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 BRAZ	PI9608438-3 07MY1996	PI9608438-3	26OC2004
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 USA	08/436673 08MY1995	5616432	01AP1997
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0072.1 CANA	2219231 07MY1996
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 FRAN	96918034.8 07MY1996	EP0832501	17SE2003
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 GBRI	96918034.8 07MY1996	EP0832501	17SE2003
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 GERM	EP0832501 07MY1996	69630034.6	17SE2003
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 JAPA	8-534356 07MY1996	3441078	20JE2003
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 KORS	707955/97 07MY1996	342466	18JE2002
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 MEXI	978600 07MY1996	196219	27AP2000
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0072.1 NORW	975139 07MY1996	320774	23JA2006
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 RUSS	97120232 07MY1996	2162258	07MY1996
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 SING	9704986-0 07MY1996	46010	22FE1999
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 TAIW	85105829 17MY1996	86282	11AP1997
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1 UKRA	97125745 07MY1996	37275	15MY2001
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.1A JAPA	2003-13555 20JA2003
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
FABRICATED FROM MG CONTAINING	REICHMAN BENJAMIN
BASE ALLOYS	YOUNG KWO
CHAO BENJAMIN
IM JUN

OBC-0072.2 ASTL	56761/96 06MY1996	694033	05NO1998
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0072.2 USA	08/436674 08MY1995	5554456	10SE1996
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 BRAZ	PI9608238-0 06MY1996	PI9608238-0	26OC2004
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 CANA	2219522 06MY1996	2219522	11JL2006
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 FRAN	96913945.0 06MY1996	EP0826249	03AP2002
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 GBRI	96913945.0 06MY1996	EP0826249	03AP2002
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 GERM	96913945.0 06MY1996	P69620395	03AP2002
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 JAPA	8-534161 06MY1996
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 KORS	707956/97 06MY1996	342209	15JE2002
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0072.2 MEXI	978601 06MY1996	194793	06JA2000
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 NORW	975138 06MY1996
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 RUSS	97120127 06MY1996	2168244	06MY1996
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 SING	9704983-7 06MY1996	46007	22FE1999
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 TAIW	85104185 15AP1996	88830	11JL1997
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
MG CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2 UKRA	97125744 06MY1996	42836	15NO2001
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072.2D JAPA	2005-347681 01DE2005
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A
CONTAINING HETEROGENEOUS	IM JUN
POWDER PARTICLES	CHAO BENJAMIN
YOUNG KWO

OBC-0072D FRAN	00110393.6 30MY1995	EP1045464	20JL2005
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS	FETCENKO MICHAEL A.

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0072D GBRI	00110393.6 30MY1995	EP1045464	20JL2005
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS	FETCENKO MICHAEL A.

OBC-0072D JAPA	2002-367199 18DE2002
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS AND BATTERIES	FETCENKO MICHAEL A.
FABRICATED FROM MG CONTAINING
BASE ALLOYS

OBC-0072D GERM	00110393.6 30MY1995	69534327.0-08	20JL2005
ELECTROCHEMICAL HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOYS	FETCENKO MICHAEL A.

OBC-0073 ASTL	28148/95 26MY1995	684192	26MY1995
APPARATUS FOR DEPOSITION OF	OVSHINSKY, STANFORD R.
THIN-FILM, SOLID STATE	OVSHINSKY, HERBERT
BATTERIES	YOUNG, ROSA

OBC-0073 USA	08/254392 06JE1994	5411592	02MY1995
APPARATUS FOR DEPOSITION OF	OVSHINSKY STANFORD R.
THIN-FILM, SOLID STATE	OVSHINSKY HERBERT
BATTERIES	YOUNG, ROSA

OBC-0073 CANA	2190856 26MY1995	2190856	09MY2006
APPARATUS FOR DEPOSITION OF	OVSHINSKY, STANFORD R.
THIN-FILM, SOLID STATE	OVSHINSKY, HERBERT
BATTERIES	YOUNG, ROSA

OBC-0073 GBRI	95923670.4 26MY1995	EP0764221	02JA2003
APPARATUS FOR DEPOSITION OF	OVSHINSKY, STANFORD R.
THIN-FILM, SOLID STATE	OVSHINSKY, HERBERT
BATTERIES	YOUNG, ROSA

OBC-0074 TAIW	85113470 20DE1996	115102	10MY2000
APPARATUS FOR FABRICATING	HOLLAND ARTHUR
PASTED ELECTRODES	LILBURN DOUGLAS
FILLMORE DONN
WOOD EDWARD

OBC-0076 ASTL	10803/97 19NO1996	720523	19NO1996
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0076 BRAZ	PI9611732-0 19NO1996	PI9611732-0	19NO1996
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076 USA	08/560612 20NO1995	5840440	24NO1998
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S
REICHMAN BENJAMIN

OBC-0076 CANA	2236261 19NO1996	2236261	07JE2005
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076 FRAN	96940842.6 19NO1996	EP0862660	03JL2002
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076 GBRI	96940842.6 19NO1996	EP0862660	03JL2002
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076 GERM	69622184.5 19NO1996	69622184.5-08	03JL2002
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076 JAPA	9-519902 19NO1996	3278065	15FE2002
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0076 KORS	703716/98 19NO1996	419076	04FE2004
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076 MEXI	PA/a/1998/003975 19NO1996	210393	20SE2002
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076 TAIW	85102900 08MR1996	86500	21AP1997
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076D1 JAPA	2001-193639 19NO1996
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0076D2 JAPA	2001-386615 19NO1996
HYDROGEN STORAGE MATERIALS	OVSHINSKY STANFORD R.
HAVING A HIGH DENSITY OF	FETCENKO MICHAEL A.
NON-CONVENTIONAL USEABLE	IM JUN SU
HYDROGEN STORING SITES	YOUNG KWO
CHAO BENJAMIN S.
REICHMAN BENJAMIN

OBC-0078 USA	08/732537 15OC1996	5773164	30JE1998
ROBUST TERMINAL FOR	VENKATESAN, SRINIVASAN
RECHARGEABLE PRISMATIC	LAMING KENNETH
BATTERIES	HIGLEY LIN
MARCHIO MICHAEL

OBC-0079 KORS	7006040/99 05JA1998	426530	29MR2004
APPARATUS FOR DETECTING CELL	GOW PHILLIPPE H.
REVERSAL IN RECHARGEABLE	ROGERS ROBERT A.
BATTERIES	LIJOI ANDREA L

OBC-0079 JAPA	10-530368 05JA1998
APPARATUS FOR DETECTING CELL	GOW PHILLIPPE H.
REVERSAL IN RECHARGEABLE	ROGERS ROBERT A.
BATTERIES	LIJOI ANDREA L

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0079 MEXI	996288 05JA1998	218691	15JA2004
APPARATUS FOR DETECTING CELL	GOW PHILLIPPE H.
REVERSAL IN RECHARGEABLE	ROGERS ROBERT A.
BATTERIES	LIJOI ANDREA L

OBC-0079 USA	08/778486 03JA1997	5773958	30JE1998
APPARATUS FOR DETECTING CELL	GOW PHILLIPPE H.
REVERSAL IN RECHARGEABLE	ROGERS ROBERT A.
BATTERIES	LIJOI ANDREA L

OBC-0080 FRAN	98906083.5 29JA1998	EP0976168	17MR2004
HIGH POWER NICKEL-METAL	VENKATESAN SRINIVASAN
HYDRIDE BATTERIES AND HIGH	REICHMAN BENJAMIN
POWER ELECTRODES FOR USE	OVSHINSKY STANFORD R
THEREIN	PRASAD BINAY
CORRIGAN DENNIS

OBC-0080 GBRI	98906083.5 29JA1998	EP0976168	17MR2004
HIGH POWER NICKEL-METAL	VENKATESAN SRINIVASAN
HYDRIDE BATTERIES AND HIGH	REICHMAN BENJAMIN
POWER ELECTRODES FOR USE	OVSHINSKY STANFORD R
THEREIN	PRASAD BINAY
CORRIGAN DENNIS

OBC-0080 GERM	98906083.5 29JA1998	69822455.8-08	17MR2004
HIGH POWER NICKEL-METAL	VENKATESAN SRINIVASAN
HYDRIDE BATTERIES AND HIGH	REICHMAN BENJAMIN
POWER ELECTRODES FOR USE	OVSHINSKY STANFORD R
THEREIN	PRASAD BINAY
CORRIGAN DENNIS

OBC-0080 JAPA	10-533166 29JA1998
HIGH POWER NICKEL-METAL	VENKATESAN SRINIVASAN
HYDRIDE BATTERIES AND HIGH	REICHMAN BENJAMIN
POWER ELECTRODES FOR USE	OVSHINSKY STANFORD R
THEREIN	PRASAD BINAY
CORRIGAN DENNIS

OBC-0080 KORS	7006811/99 29JA1998	426881	31MR2004
HIGH POWER NICKEL-METAL	VENKATESAN SRINIVASAN
HYDRIDE BATTERIES AND HIGH	REICHMAN BENJAMIN
POWER ELECTRODES FOR USE	OVSHINSKY STANFORD R
THEREIN	PRASAD BINAY
CORRIGAN DENNIS

OBC-0080 SING	9903167-6 29JA1998	66569	27DE2001
HIGH POWER NICKEL-METAL	VENKATESAN SRINIVASAN
HYDRIDE BATTERIES AND HIGH	REICHMAN BENJAMIN
POWER ELECTRODES FOR USE	OVSHINSKY STANFORD R
THEREIN	PRASAD BINAY
CORRIGAN DENNIS

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0080 ASTL	61406/98 29JA1998	732359	29JA1998
HIGH POWER NICKEL-METAL	VENKATESAN SRINIVASAN
HYDRIDE BATTERIES AND HIGH	REICHMAN BENJAMIN
POWER ELECTRODES FOR USE	OVSHINSKY STANFORD R
THEREIN	PRASAD BINAY
CORRIGAN DENNIS

OBC-0080 USA	08/792358 31JA1997	5856047	05JA1999
HIGH POWER NICKEL-METAL	VENKATESAN SRINIVASAN
HYDRIDE BATTERIES AND HIGH	REICHMAN BENJAMIN
POWER ELECTRODES FOR USE	OVSHINSKY STANFORD R
THEREIN	PRASAD BINAY
CORRIGAN DENNIS

OBC-0080.1 BRAZ	PI9807047-9 29JA1998
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 CANA	2279203 29JA1998	2279203	07JE2005
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 FRAN	98908463.7 29JA1998	EP0972314	29JA1998
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 GBRI	98908463.7 29JA1998	EP0972314	29JA1998
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 ASTL	66499/98 29JA1998	730028	29JA1998
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 GERM	69817791.6 29JA1998	EP0972314	29JA1998
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0080.1 USA	08/792359 31JA1997	5851698	22DE1998
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 JAPA	10-533167 29JA1998
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 KORS	7006606/99 29JA1998	440814	08JL2004
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 MEXI	997087 29JA1998	218006	09DE2003
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0080.1 UKRA	99084853 29JA1998	45484	29JA1998
NICKEL-METAL HYDRIDE BATTERIES	REICHMAN BENJAMIN
HAVING HIGH POWER ELECTRODES	VENKATESAN SRINIVASAN
AND LOW-RESISTANCE ELECTRODE	OVSHINSKY STANFORD R
CONNECTIONS	FETCENKO MICHAEL A

OBC-0081 BRAZ	PI9904316-5 24SE1999
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081 CANA	2281537 20NO1998	2281537	11JA2005
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081 FINL	98958661.5 20NO1998	EP0954454	08NO2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC-0081 FRAN	98958661.5 20NO1998	EP0954454	08NO2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC-0081 GBRI	98958661.5 20NO1998	EP0954454	08NO2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0081 GERM	EP0954454 20NO1998	69836374.4-08	08NO2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC-0081 ITAL	98958661.5 20NO1998	EP0954454	08NO2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC-0081 ASTL	14658/99 20NO1998	746884	20NO1998
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081 MEXI	997787 20NO1998	234016	27JA2006
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081 USA	08/979340 24NO1997	6330925	18DE2001
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081 SPAI	98958661.5 20NO1998	EP0954454	08NO2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC-0081 TAIW	87119352 04DE1998	160650	11JL2002
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081.1 TAIW	91122428 24SE2002	I220418	21AU2004
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081.1 USA	09/963864 25SE2001	6565836	20MY2003
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081.2 USA	10/016203 10DE2001	6557655	06MY2003
HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
STEMPEL ROBERT C

OBC-0081.3 CHIN	03818742.6 05JE2003	ZL03818742.6	29NO2006
METHOD AND SYSTEM FOR HYDROGEN	OVSHINSKY STANFORD R
POWERED INTERNAL COMBUSTION	STEMPEL ROBERT C
ENGINE	GEISS RICHARD O
WEBSTER BRUCE A
KINOSHTA IAN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0081.3 USA	10/170141 12JE2002	6820706	23NO2004
METHOD AND SYSTEM FOR HYDROGEN	OVSHINSKY STANFORD R
POWERED INTERNAL COMBUSTION	STEMPEL ROBERT C
ENGINE	GEISS RICHARD O
WEBSTER BRUCE A
KINOSHTA IAN

OBC-0081.3 EPC	03731549.6 05JE2003
METHOD AND SYSTEM FOR HYDROGEN	OVSHINSKY STANFORD R
POWERED INTERNAL COMBUSTION	STEMPEL ROBERT C
ENGINE	GEISS RICHARD O
WEBSTER BRUCE A
KINOSHTA IAN

OBC-0081.3 JAPA	2004-513065 05JE2003
METHOD AND SYSTEM FOR HYDROGEN	OVSHINSKY STANFORD R
POWERED INTERNAL COMBUSTION	STEMPEL ROBERT C
ENGINE	GEISS RICHARD O
WEBSTER BRUCE A
KINOSHTA IAN

OBC-0081.4 USA	10/315669 09DE2002	7226675	05JE2007
A VERY LOW EMISSION HYBRID	OVSHINSKY STANFORD R
ELECTRIC VEHICLE INCORPORATING	STEMPEL ROBERT C
AN INTEGRATED PROPULSION
SYSTEM INCLUDING A FUEL CELL
AND A HIGH POWER NICKEL METAL
HYBRID BATTERY PACK

OBC-0081.5 USA	10/310220 05DE2002	6759034	06JL2004
A VERY LOW EMISSION HYBRID	OVSHINSKY STANFORD R
ELECTRIC VEHICLE INCORPORATING	STEMPEL ROBERT C
AN INTEGRATED PROPULSION
SYSTEM INCLUDING A HYDROGEN
POWERED INTERNAL COMBUSTION
ENGINE AND A HIGH POWER NI-MH

OBC-0081.6 USA	10/408826 07AP2003	6837321	04JA2005
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC-0081.7 USA	10/419486 21AP2003
A VERY LOW EMISSI0N HYBRID	OVSHINSKY STANFORD R
ELECTRIC VEHICLE INCORPORATING	STEMPEL ROBERT C
AN INTEGRATED PROPULSION
SYSTEM INCLUDING A FUEL CELL
AND A HIGH POWER NICKEL METAL
HYDRIDE BATTERY PACK

OBC-0081D MEXI	PA/a/2006/000895 23JA2006
A HYBRID ELECTRIC VEHICLE	OVSHINSKY STANFORD R
INCORPORATING AN INTEGRATED	STEMPEL ROBERT C
PROPULSION SYSTEM

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0081D1 EPC	06000868.7 17JA2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC-0081D2 EPC	06000869.5 17JA2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC-0081D3 EPC	06000990.9 18JA2006
HYBRID ELECTRIC VEHICLE AND	OVSHINSKY STANFORD R
PROPULSION SYSTEM	STEMPEL ROBERT C

OBC-0082 USA	09/111502 07JL1998	6139302	31OC2000
POWDER DELIVERY SYSTEM FOR	WOOD EDWARD F.
ELECTRODE PRODUCTION	KEY JEFFREY

OBC-0083 BRAZ	PI9913060-2 11AU1999
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083 CANA	2339211 11AU1999
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083 EPC	99939133.7 11AU1999
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083 JAPA	2000-565576 11AU1999	3578992	23JL2004
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0083 ASTL	53476/99 11AU1999	759414	11AU1999
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083 KORS	10-2001-7001991 11AU1999
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME COMPOSITE POSITIVE	OVSHINSKY STANFORD R
ELECTRODE MATERIAL AND METHOD	SOMMERS BETH
FOR MAKING SAME COMPOSITE	REICHMAN BENJAMIN
POSITIVE ELECTRODE MATERIAL	YOUNG KWO

OBC-0083 USA	09/135460 17AU1998	6177213	23JA2001
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083 MEXI	PA/a/2001/001580 11AU1999	216887	10OC2003
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083 RUSS	2001107121 11AU1999	2208270	11AU1999
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083 SING	200100520-6 11AU1999	78810	11AU2002
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083 TAIW	88114217 20AU1999	134033	01MY2001
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0083.1 USA	09/751177 30DE2000	6548209	15AP2003
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083.2 USA	09/751180 30DE2000	6348285	19FE2002
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083.3 USA	09/751176 30DE2000	6569566	27MY2003
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083D EPC	04024169.7 11OC2004
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083D JAPA	2004-43303 19FE2004
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0083D KORS	2006-17476 29AU2006
COMPOSITE POSITIVE ELECTRODE	FETCENKO MICHAEL
MATERIAL AND METHOD FOR MAKING	FIERRO CRISTIAN
SAME	OVSHINSKY STANFORD R
SOMMERS BETH
REICHMAN BENJAMIN
YOUNG KWO

OBC-0084 EPC	99942502.8 26AU1999
A METHOD FOR POWDER FORMATION	YOUNG KWO
OF A HYDROGEN STORAGE ALLOY	FETCENKO MICHAEL A

OBC-0084 USA	09/141668 27AU1998	6120936	19SE2000
A METHOD FOR POWDER FORMATION	YOUNG KWO
OF A HYDROGEN STORAGE ALLOY	FETCENKO MICHAEL A

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0084 JAPA	2000-568131 26AU1999
A METHOD FOR POWDER FORMATION	YOUNG KWO
OF A HYDROGEN STORAGE ALLOY	FETCENKO MICHAEL A

OBC-0084 KORS	10-2001-7002420 26AU1999
A METHOD FOR POWDER FORMATION	YOUNG KWO
OF A HYDROGEN STORAGE ALLOY	FETCENKO MICHAEL A

OBC-0084 MEXI	PA/a/2001/002052 26AU1999	220712	01JE2004
A METHOD FOR POWDER FORMATION	YOUNG KWO
OF A HYDROGEN STORAGE ALLOY	FETCENKO MICHAEL A

OBC-0085 CANA	2339213 12AU1999
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0085 EPC	99939741.7 12AU1999
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0085 JAPA	2000-565575 12AU1999
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0085 BRAZ	PI9913065-3 12AU1999
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0085 KORS	10-2001-7001992 12AU1999	542597	04JA2006
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0085 USA	09/135477 17AU1998	6228535	08MY2001
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0085 MEXI	PA/a/2001/001583 12AU1999	234116	02FE2006
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0085 TAIW	88113991 20AU1999	152282	21FE2002
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0085.1 USA	09/660617 13SE2000	6444363	03SE2002
METHOD OF MAKING A NICKEL	BENET GABRIEL E
HYDROXIDE MATERIAL	WALKER CHARLES T
FIERRO CRISTIAN
FETCENKO MICHAEL E
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.2 CANA	2422046 13SE2001
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC-0085.2 CHIN	01818451.0 13SE2001
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC-0085.2 EPC	01970825.4 13SE2001
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC-0085.2 BRAZ	PI0113875-8 13SE2001
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0085.2 JAPA	2002-527591 13SE2001
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC-0085.2 USA	09/661000 13SE2000	6432580	13AU2002
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC-0085.2 KORS	2003-7003726 13SE2001
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC-0085.2 MEXI	PA/a/002124 13SE2001
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC-0085.2 TAIW	90123121 13SE2001	202346	01MY2004
METHOD OF MAKING A NICKEL	FIERRO, CRISTIAN
HYDROXIDE MATERIAL	FETCENKO, MICHAEL A
SOMMERS, BETH
ZALLEN, AVRAM

OBC-0085.3 CANA	2415471 06JL2001
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.3 CHIN	01813011.9 06JL2001	ZL01813011.9	19JL2006
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.3 EPC	01952494.1 06JL2001
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0085.3 JAPA	2002-513032 06JL2001
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.3 MEXI	PA/a/2003/000408 06JL2001	230141	23AU2005
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.3 BRAZ	PI0112611-3 06JL2001
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.3 TAIW	90117275 16JL2001	174605	01MR2003
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.3 USA	09/619039 18JL2000	6416903	09JL2002
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.3D CHIN	200610081893.2 06JL2001
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL AND METHOD FOR MAKING	FETCENKO MICHAEL A
THE SAME	OVSHINSKY STANFORD R
CORRIGAN DENNIS A
SOMMERS BETH
ZALLEN AVRAM

OBC-0085.5 USA	09/686567 11OC2000	6447953	10SE2002
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0085.6 USA	10/232031 30AU2002
NICKEL HYDROXIDE ELECTRODE	FIERRO CRISTIAN
MATERIAL WITH IMPROVED	FETCENKO MICHAEL A
MICROSTRUCTURE AND METHOD FOR	YOUNG KWO
MAKING THE SAME	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0085D EPC	06003365.1 06NO2006
NICKEL HYDROXIDE POSITIVE	FIERRO CRISTIAN
ELECTRODE MATERIAL EXHIBITING	FETCENKO MICHAEL A
IMPROVED CONDUCTIVITY AND	YOUNG KWO
ENGINEERED ACTIVATION ENERGY	OVSHINSKY STANFORD R
SOMMERS BETH
HARRISON CRAIG

OBC-0086 CANA	2339129 13AU1999
NICKEL POSITIVE ELECTRODE	OVSHINSKY STANFORD R
HAVING HIGH TEMPERATURE	VENKATESAN SRINIVASAN
CAPACITY	ALADJOV BOYKO
DHAR SUBHASH
YOUNG ROSA

OBC-0086 EPC	99941152.3 13AU1999
NICKEL POSITIVE ELECTRODE	OVSHINSKY STANFORD R
HAVING HIGH TEMPERATURE	VENKATESAN SRINIVASAN
CAPACITY	ALADJOV BOYKO
DHAR SUBHASH
YOUNG ROSA

OBC-0086 USA	09/136129 18AU1998	6017655	25JA2000
NICKEL POSITIVE ELECTRODE	OVSHINSKY STANFORD R
HAVING HIGH TEMPERATURE	VENKATESAN SRINIVASAN
CAPACITY	ALADJOV BOYKO
DHAR SUBHASH
YOUNG ROSA

OBC-0086 JAPA	2000-566908 13AU1999
NICKEL POSITIVE ELECTRODE	OVSHINSKY STANFORD R
HAVING HIGH TEMPERATURE	VENKATESAN SRINIVASAN
CAPACITY	ALADJOV BOYKO
DHAR SUBHASH
YOUNG ROSA

OBC-0086.1 USA	09/159410 23SE1998	6150054	21NO2000
NICKEL POSITIVE ELECTRODE	OVSHINSKY STANFORD R
MATERIAL COMPRISING RARE EARTH	ALADJOV BOYKO
MINERALS	VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0086.2 USA	09/707550 07NO2000	6537700	25MR2003
NICKEL POSITIVE ELECTRODE	OVSHINSKY STANFORD R
MATERIAL WITH MISCH METAL	ALADJOV BOYKO
ADDITIVES	VENKATESAN SRINIVASAN
DHAR SUBHASH

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0087 BRAZ	PI9913253-2 17AU1999
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC-0087 CHIN	99812518.0 17AU1999	99812518	17SE2004
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC-0087 ASTL	54889/99 17AU1999	763216	17AU1999
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC-0087 EPC	99941190.3 17AU1999
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC-0087 USA	09/139384 23AU1998	6255015	03JL2001
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC-0087 JAPA	2000-566901 17AU1999
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC-0087 KORS	2001-7002258 17AU1999	655399	01DE2006
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0087 MEXI	PA/a/2001/001936 17AU1999	219831	12AP2004
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC-0087 TAIW	88114357 23AU1999	195402	01JA2004
MONOBLOCK BATTERY ASSEMBLY	CORRIGAN DENNIS A
GOW PHILIPPE
HIGLEY LIN R
MULLER MARSHALL D
OSGOOD ANTHONY
OVSHINSKY STANFORD R

OBC-0088 USA	09/153692 15SE1998	6086843	11JL2000
STRUCTURALLY MODIFIED NICKEL	OVSHINSKY STANFORD R
HYDROXIDE AND METHOD FOR	ALADJOV BOYKO
MAKINGSAME	YOUNG ROSA T
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0089 JAPA	2000-590231 30NO1999
HIGH POWER NICKEL-METAL	Ovshinsky Stanford R
HYDRIDE BATTERIES AND HIGH	Young Rosa
POWER ALLOYS/ELECTRODES FOR
USE THEREIN

OBC-0089 GBRI	99972010.5 30NO1999	EP1153447	21AP2004
HIGH POWER NICKEL-METAL	Ovshinsky Stanford R
HYDRIDE BATTERIES AND HIGH	Young Rosa
POWER ALLOYS/ELECTRODES FOR
USE THEREIN

OBC-0089 USA	09/205527 02DE1998	6413670	02JL2002
HIGH POWER NICKEL-METAL	OVSHINSKY STANFORD R
HYDRIDE BATTERIES AND HIGH	YOUNG ROSA
POWER ALLOYS/ELECTRODES FOR
USE THEREIN

OBC-0089.1 JAPA	2002-519689 16AU2001
HIGH POWER NICKEL-METAL	Ovshinsky Stanford R
HYDRIDE BATTERIES AND HIGH	Young Rosa
POWER ALLOYS/ELECTRODES FOR
USE THEREIN

OBC-0090 EPC	99954847.2 12OC1999
ACTIVE ELECTRODE COMPOSITION	REICHMAN BENJAMIN
WITH NONFIBRILLATING BINDER	MAYS WILLIAM
FETCENKO MICHAEL A

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0090 USA	09/221676 24DE1998	6171726	09JA2001
ACTIVE ELECTRODE COMPOSITION	REICHMAN BENJAMIN
WITH NONFIBRILLATING BINDER	MAYS WILLIAM
FETCENKO MICHAEL A

OBC-0091 BRAZ	PI0006033-0 11AP2000
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 CANA	2334363 11AP2000
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 CHIN	00801086.2 11AP2000	ZL00801086.2	16JE2004
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 ASTL	43389/00 11AP2000	775748	25NO2004
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 FRAN	00923229.9 11AP2000	EP1093528	08MR2006
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 USA	09/290633 12AP1999	6270719	07AU2001
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0091 GBRI	00923229.9 11AP2000	EP1093528	08MR2006
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 GERM	00923229.9 11AP2000	60026502.1-0	8 08MR2006
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 HONG	02100472.5 11AP2000	HK1038945	24MR2005
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 INDI	2000/00792/CHE 11AP2000	201617	17AU2006
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 JAPA	2000-610876 11AP2000	3869213	20OC2006
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 KORS	7014051/2000 11AP2000	684392	12FE2007
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 MEXI	012015 11AP2000	244068	09MR2007
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0091 RUSS	2001101434 11AP2000
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 SING	200007036-7 11AP2000	77875	28FE2005
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091 TAIW	89107042 12AP2000	166709	21OC2002
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091.1 USA	09/739919 18DE2000
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091D CHIN	200410034894.2 21AP2004
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0091D JAPA	2005-365347 19DE2005
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0092 EPC	00921629.2 03AP2000
ACTIVE ELECTRODE COMPOSITIONS	OVSHINSKY STANFORD R
COMPRISING RANEY BASED	VENKATESAN SRINIVASAN
CATALYSTS AND MATERIALS	ALADJOV BOYKO
HOPPER THOMAS J
FOK KEVIN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0092 JAPA	2000-611328 03AP2000
ACTIVE ELECTRODE COMPOSITIONS	OVSHINSKY STANFORD R
COMPRISING RANEY BASED	VENKATESAN SRINIVASAN
CATALYSTS AND MATERIALS	ALADJOV BOYKO
HOPPER THOMAS J
FOK KEVIN

OBC-0092 USA	09/286941 08AP1999	6218047	17AP2001
ACTIVE ELECTRODE COMPOSITIONS	OVSHINSKY STANFORD R
COMPRISING RANEY BASED	VENKATESAN SRINIVASAN
CATALYSTS AND MATERIALS	ALADJOV BOYKO
HOPPER THOMAS J
FOK KEVIN

OBC-0093 JAPA	2000-09836 12AP2000
ELECTROCHEMICAL CELL HAVING	OVSHINSKY STANFORD R
REDUCED CELL PRESSURE	VENKATESAN SRINIVASAN
ALAJOV BOYKO
FOK KEVIN
HOPPER THOMAS
STREBE JAMES L

OBC-0093 USA	09/291927 14AP1999	6492057	10DE2002
ELECTROCHEMICAL CELL HAVING	OVSHINSKY STANFORD R
REDUCED CELL PRESSURE	VENKATESAN SRINIVASAN
ALADJOV BOYKO
FOK KEVIN
HOPPER THOMAS
STREBE JAMES L

OBC-0094 CANA	2377785 23JE2000
LAYERED METAL HYDRIDE	OVSHINSY STANFORD R
ELECTRODE PROVIDING REDUCED	VENKATESAN SRINIVASAN
CELL PRESSURE	ALADJOV BOYKO
FOK KEVIN
HOPPER THOMAS J
TAYLOR LYNN

OBC-0094 FRAN	00944841.6 23JE2000	EP1222702	22NO2006
LAYERED METAL HYDRIDE	OVSHINSY STANFORD R
ELECTRODE PROVIDING REDUCED	VENKATESAN SRINIVASAN
CELL PRESSURE	ALADJOV BOYKO
FOK KEVIN
HOPPER THOMAS J
TAYLOR LYNN

OBC-0094 USA	09/352255 13JL1999	6503659	07JA2003
LAYERED METAL HYDRIDE	OVSHINSKY STANFORD R
ELECTRODE PROVIDING REDUCED	VENKATESAN SRINIVASAN
CELL PRESSURE	ALADJOV BOYKO
FOK KEVIN
HOPPER THOMAS J
TAYLOR LYNN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0094 GBRI	00944841.6 23JE2000	EP1222702	22NO2006
LAYERED METAL HYDRIDE	OVSHINSY STANFORD R
ELECTRODE PROVIDING REDUCED	VENKATESAN SRINIVASAN
CELL PRESSURE	ALADJOV BOYKO
FOK KEVIN
HOPPER THOMAS J
TAYLOR LYNN

OBC-0094 GERM	EP1222702 23JE2000	60032004.9	22NO2006
LAYERED METAL HYDRIDE	OVSHINSY STANFORD R
ELECTRODE PROVIDING REDUCED	VENKATESAN SRINIVASAN
CELL PRESSURE	ALADJOV BOYKO
FOK KEVIN
HOPPER THOMAS J
TAYLOR LYNN

OBC-0095 EPC	00957526.7 18AU2000
METHOD OF ACTIVATING METAL	REICHMAN BENJAMIN
HYDRIDE MATERIAL AND ELECTRODE	MAYS WILLIAM
FETCENKO MICHAEL A

OBC-0095 JAPA	2001-524173 18AU2000
METHOD OF ACTIVATING METAL	REICHMAN BENJAMIN
HYDRIDE MATERIAL AND ELECTRODE	MAYS WILLIAM
FETCENKO MICHAEL A

OBC-0095 CANA	2384179 18AU2000
METHOD OF ACTIVATING METAL	REICHMAN BENJAMIN
HYDRIDE MATERIAL AND ELECTRODE	MAYS WILLIAM
FETCENKO MICHAEL A

OBC-0095 KORS	2002-7003313 18AU2000
METHOD OF ACTIVATING METAL	REICHMAN BENJAMIN
HYDRIDE MATERIAL AND ELECTRODE	MAYS WILLIAM
FETCENKO MICHAEL A

OBC-0095 USA	09/395391 13SE1999	6569567	27MY2003
METHOD OF ACTIVATING METAL	REICHMAN BENJAMIN
HYDRIDE MATERIAL	MAYS WILLIAM
FETCENKO MICHAEL A

OBC-0095.1 USA	10/444382 23MY2003
METHOD OF ACTIVATING METAL	REICHMAN BENJAMIN
HYDRIDE MATERIAL

OBC-0096 BRAZ	PI0110983-9 18MY2001
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0096 CANA	2409218 18MY2001
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC-0096 USA	09/575313 19MY2000	6461766	08OC2002
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC-0096 CHIN	01813072.0 18MY2001
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC-0096 EPC	01939193.7 18MY2001
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC-0096 JAPA	2001-587503 18MY2001
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC-0096 MEXI	PA/a/2002/011364 18MY2001
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC-0096 TAIW	90111880 18MY2001	178990	11MY2003
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC-0096.1 USA	09/859164 16MY2001	6740448	25MY2004
MODIFIED ELECTROCHEMICAL	FETCENKO MICHAEL A
HYDROGEN STORAGE ALLOY HAVING	YOUNG KWO
INCREASED CAPACITY, RATE	OVSHINSKY STANFORD R
CAPABILITY AND CATALYTIC	REICHMAN BENJAMIN
ACTIVITY	KOCH JOHN
MAYS WILLIAM

OBC-0096.2 USA	10/266193 07OC2002	6789757	14SE2004
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING THE SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC-0096D1 CHIN	awaiting 23MY2007
HYDROGEN STORAGE POWDER AND	YOUNG KWO
PROCESS FOR PREPARING SAME	FETCENKO MICHAEL A
OVSHINSKY STANFORD R

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0098 USA	09/501944 10FE2000	6818348	16NO2004
NICKEL HYDROXIDE PASTE WITH	Venkatesan Srinivasan
PECTIN BINDER	Aladjov Boyko
Fok Kevin
Hopper Thomas
Ovshinsky Stanford R

OBC-0100 TAIW	90123674 26SE2001	175522	11MR2003
MONOBLOCK BATTERY ASSEMBLY	GOW PHILIPPE
WITH CROSS-FLOW COOLING	OSGOOD ANTHONY
CORRIGAN DENNIS A
HIGLEY LIN R
MULLER MARSHALL D
OVSHINSKY STANFORD R

OBC-0100 USA	09/670155 26SE2000	6689510	10FE2004
MONOBLOCK BATTERY ASSEMBLY	GOW PHILIPPE
WITH CROSS-FLOW COOLING	OSGOOD ANTHONY
CORRIGAN DENNIS A
HIGLEY LIN R
MULLER MARSHALL D
OVSHINSKY STANFORD R

OBC-0100.1 USA	10/391886 19MR2003	6864013	08MR2005
MONOBLOCK BATTERY ASSEMBLY	GOW PHILIPPE
WITH CROSS-FLOW COOLING	OSGOOD ANTHONY
CORRIGAN DENNIS A
HIGLEY LIN R
MULLER MARSHALL D
OVSHINSKY STANFORD R

OBC-0101 TAIW	90127375 05NO2001	181345	11JE2003
MULTI-CELL BATTERY	HIGLEY LIN R
MULLER MARSHALL D
CORRIGAN DENNIS A

OBC-0101 USA	09/707009 06NO2000	6969567	29NO2005
MULTI-CELL BATTERY	HIGLEY LIN R
MULLER MARSHALL D
CORRIGAN DENNIS A

OBC-0101.1 USA	10/693789 24OC2003
MULTI-CELL BATTERY	HIGLEY LIN R
MULLER MARSHALL D
CORRIGAN DENNIS A

OBC-0103 EPC	02756237.0 18JE2002
HYDROGEN STORAGE BATTERY;	FETCENKO MICHAEL A
POSITIVE NICKEL ELECTRODE;	YOUNG KWO
POSITIVE ELECTRODE ACTIVE	FIERRO CRISTIAN
MATERIAL AND METHODS FOR
MAKING

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0103 JAPA	2003-509566 18JE2002
HYDROGEN STORAGE BATTERY;	FETCENKO MICHAEL A
POSITIVE NICKEL ELECTRODE;	YOUNG KWO
POSITIVE ELECTRODE ACTIVE	FIERRO CRISTIAN
MATERIAL AND METHODS FOR
MAKING

OBC-0103 MEXI	PA/a/2003/012054 18JE2002	241166	16OC2006
HYDROGEN STORAGE BATTERY;	FETCENKO MICHAEL A
POSITIVE NICKEL ELECTRODE;	YOUNG KWO
POSITIVE ELECTRODE ACTIVE	FIERRO CRISTIAN
MATERIAL AND METHODS FOR
MAKING

OBC-0103 CHIN	02817113.6 18JE2002
HYDROGEN STORAGE BATTERY;	FETCENKO MICHAEL A
POSITIVE NICKEL ELECTRODE;	YOUNG KWO
POSITIVE ELECTRODE ACTIVE	FIERRO CRISTIAN
MATERIAL AND METHODS FOR
MAKING

OBC-0103 TAIW	91114241 28JE2002	187954	11SE2003
HYDROGEN STORAGE BATTERY;	FETCENKO MICHAEL A
POSITIVE NICKEL ELECTRODE;	YOUNG KWO
POSITIVE ELECTRODE ACTIVE	FIERRO CRISTIAN
MATERIAL AND METHODS FOR
MAKING

OBC-0103 USA	10/176240 20JE2002	6593024	15JL2003
HYDROGEN STORAGE BATTERY;	FETCENKO MICHAEL A
POSITIVE NICKEL ELECTRODE;	YOUNG KWO
POSITIVE ELECTRODE ACTIVE	FIERRO CRISTIAN
MATERIAL AND METHODS FOR
MAKING

OBC-0103.1 USA	10/613266 03JL2003
HYDROGEN STORAGE BATTERY;	FETCENKO MICHAEL A
POSITIVE NICKEL ELECTRODE;	YOUNG KWO
POSITIVE ELECTRODE ACTIVE	FIERRO CRISTIAN
MATERIAL AND METHODS FOR
MAKING

OBC-0104 USA	10/081219 22FE2002	6740446	25MY2004
ELECTROCHEMICAL CELL WITH	CORRIGAN DENNIS A
ZIGZAG ELECTRODES	HIGLEY LIN
HOLLAND ARTHUR
MULLER MARSHALL
SMAGA JOHN A

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0105 USA	09/796280 28FE2001	6605375	12AU2003
METHOD OF ACTIVATING HYDROGEN	OVSHINSKY STANFORD R
STORAGE ALLOY ELECTRODE	ALADJOV BOYKO
VENKATESAN SRINIVASAN
DHAR SUBHASH K
HOPPER THOMAS
FOK KEVIN

OBC-0105.1 USA	10/039544 08JA2002	6589686	08JL2003
METHOD OF FUEL CELL ACTIVATION	OVSHINSKY STANFORD R
ALADJOV BOYKO
VENKATESAN SRINIVASAN
DHAR SUBHASH K
HOPPER THOMAS
FOK KEVIN

OBC-0107 EPC	02736792.9 14MY2002
MONOBLOCK BATTERY	GOW PHILIPPE
OSGOOD ANTHONY

OBC-0107 CANA	2447955 14MY2002
MONOBLOCK BATTERY	GOW PHILIPPE
OSGOOD ANTHONY

OBC-0107 JAPA	2002-592208 14MY2002
MONOBLOCK BATTERY	GOW PHILIPPE
OSGOOD ANTHONY

OBC-0107 USA	09/861914 21MY2001
MONOBLOCK BATTERY	GOW PHILIPPE
OSGOOD ANTHONY

OBC-0107 MEXI	PA/a/2003/010580 14MY2002
MONOBLOCK BATTERY	GOW PHILIPPE
OSGOOD ANTHONY

OBC-0107 TAIW	91110468 21MY2001	185032	01AU2003
MONOBLOCK BATTERY	GOW PHILIPPE
OSGOOD ANTHONY

OBC-0110 USA	09/994278 27NO2001	6617072	09SE2003
ACTIVE ELECTRODE COMPOSITION	VENKATESAN SRINIVASAN
WITH GRAPHITE ADDITIVE	PRISAD BINAY

OBC-0110.1 USA	10/603675 25JE2003
ACTIVE ELECTRODE COMPOSITION	VENKATESAN SRINIVASAN
WITH GRAPHIT ADDITIVE	PRASAD BINAY
LAMING KENNETH
ALADJOV BOYKO

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0111 USA	10/045326 07NO2001	6623562	23SE2003
APPARATUS FOR FABRICATING	WOOD EDWARD
PASTED ELECTRODES	WILLISON ERIC
KEY JEFFREY

OBC-0115 ASTL	300343/03 22DE2003
ACTIVE ELECTRODE COMPOSITION	OVSHINSKY STANFORD R
WITH CONDUCTIVE POLYMERIC	ALADOV BOYKO
BINDER	TEKKANAT BORA
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0115 USA	10/329221 24DE2002
ACTIVE ELECTRODE COMPOSITION	OVSHINSKY STANFORD R
WITH CONDUCTIVE POLYMERIC	ALADJOV BOYKO
BINDER	TEKKANAT BORA
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0115 BRAZ	PI0317758-0 22DE2003
ACTIVE ELECTRODE COMPOSITION	OVSHINSKY STANFORD R
WITH CONDUCTIVE POLYMERIC	ALADOV BOYKO
BINDER	TEKKANAT BORA
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0115 CANA	2511334 22DE2003
ACTIVE ELECTRODE COMPOSITION	OVSHINSKY STANFORD R
WITH CONDUCTIVE POLYMERIC	ALADOV BOYKO
BINDER	TEKKANAT BORA
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0115 CHIN	200380109954.6 22DE2003
ACTIVE ELECTRODE COMPOSITION	OVSHINSKY STANFORD R
WITH CONDUCTIVE POLYMERIC	ALADOV BOYKO
BINDER	TEKKANAT BORA
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0115 EPC	03814369.9 22DE2003
ACTIVE ELECTRODE COMPOSITION	OVSHINKSY STANFORD R
WITH CONDUCTIVE POLYMERIC	ALADOV BOYKO
BINDER	TEKKANAT BORA
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0115 JAPA	2004-564027 22DE2003
ACTIVE ELECTRODE COMPOSITION	OVSHINSKY STANFORD R
WITH CONDUCTIVE POLYMERIC	ALADOV BOYKO
BINDER	TEKKANAT BORA
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0115 MEXI	PA/a/2005/006904 22DE2003
ACTIVE ELECTRODE COMPOSITION	OVSHINSKY STANFORD R
WITH CONDUCTIVE POLYMERIC	ALADOV BOYKO
BINDER	TEKKANAT BORA
VENKATESAN SRINIVASAN
DHAR SUBHASH K

OBC-0118 USA	10/378586 03MR2003	7172710	06FE2007
PERFORMANCE ENHANCING ADDITIVE	OVSHINSKY STANFORD R
MATERIAL FOR THE NICKEL	ALADJOV BOYKO
HYDROXIDE POSITIVE ELECTRODE	VENKATESAN SRINIVASAN
IN RECHARGEABLE ALKALINE CELLS	TEKKANAT BORA
VIJAN MEERA
WANG HONG

OBC-0118.1 EPC	04751006.0 30AP2004
PERFORMANCE ENHANCING ADDITIVE	OVSHINSKY STANFORD R
MATERIAL FOR THE NICKEL	ALADJOV BOYKO
HYDROXIDE POSITIVE ELECTRODE	VENKATESAN SRINIVASAN
IN RECHARGEABLE ALKALINE CELLS	TEKKANAT BORA
VIJAN MEERA
WANG HONG

OBC-0118.1 CHIN	200480018988.9 30AP2004
PERFORMANCE ENHANCING ADDITIVE	OVSHINSKY STANFORD R
MATERIAL FOR THE NICKEL	ALADJOV BOYKO
HYDROXIDE POSITIVE ELECTRODE	VENKATESAN SRINIVASAN
IN RECHARGEABLE ALKALINE CELLS	TEKKANAT BORA
VIJAN MEERA
WANG HONG

OBC-0118.1 JAPA	2006-514172 30AP2004
PERFORMANCE ENHANCING ADDITIVE	OVSHINSKY STANFORD R
MATERIAL FOR THE NICKEL	ALADJOV BOYKO
HYDROXIDE POSITIVE ELECTRODE	VENKATESAN SRINIVASAN
IN RECHARGEABLE ALKALINE CELLS	TEKKANAT BORA
VIJAN MEERA
WANG HONG

OBC-0118.1 USA	10/428547 02MY2003	7201857	10AP2007
PERFORMANCE ENHANCING ADDITIVE	OVSHINSKY STANFORD R
MATERIAL FOR THE NICKEL	ALADJOV BOYKO
HYDROXIDE POSITIVE ELECTRODE	VENKATESAN SRINIVASAN
IN RECHARGEABLE ALKALINE CELLS	TEKKANAT BORA
VIJAN MEERA
WANG HONG

OBC-0118.2 USA	11/657870 25JA2007
PERFORMANCE ENHANCING ADDITIVE	OVSHINSKY STANFORD R
MATERIAL FOR THE NICKEL	ALADJOV BOYKO
HYDROXIDE POSITIVE ELECTRODE	VENKATESAN SRINIVASAN
IN RECHARGEABLE ALKALINE CELLS	TEKKANAT BORA
VIJAN MEERA
WANG HONG

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0122 USA	10/951231 27SE2004
LOW TEMPERATURE ALKALINE FUEL	REICHMAN BENJAMIN
CELL	FETCENKO MICHAEL A
OVSHINSKY STANFORD R
YOUNG KWO
MAYS WILLIAM
STREBE JAMES

OBC-0123 BRAZ	PI0408987-1 23MR2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC-0123 CANA	2520137 23MR2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC-0123 CHIN	200480014559.4 23MR2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC-0123 ASTL	2004233114 23MR2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC-0123 EPC	04759728.1 23MR2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC-0123 USA	10/405008 01AP2003	6830725	14DE2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0123 JAPA	2005-518337 23MR2004	3946234	20AP2007
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE	OVSHINSKY STANFORD R
LAYERHYDROGEN STORAGE ALLOYS	YOUNG KWO
HAVING A HIGH POROSITY SURFACE	REICHMAN BENJAMIN
LAYER	OUCHI TAIHEI
KOCH JOHN

OBC-0123 KORS	2005-7018607 23MR2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC-0123 MEXI	PA/a/2005/010530 23MR2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC-0123 TAIW	93108783 31MR2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE LAYER	OVSHINSKY STANFORD R
YOUNG KWO
REICHMAN BENJAMIN
OUCHI TAIHEI
KOCH JOHN

OBC-0123.1 USA	10/817267 02AP2004
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND LOW	YOUNG KWO
TEMPERATURE OPERATING	OVSHINSKY STANFORD R
CHARACTERISTICS	OUCHI TAIHEI

OBC-0123.2 PCT	PCT/US06/26785 10JL2006
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND LOW	YOUNG KWO
TEMPERATURE OPERATING	OVSHINSKY STANFORD R
CHARACTERISTICS	OUCHI TAIHEI

OBC-0123.2 TAIW	95126132 18JL2006
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND LOW	YOUNG KWO
TEMPERATURE OPERATING	OVSHINSKY STANFORD R
CHARACTERISTICS	OUCHI TAIHEI

OBC-0123.2 USA	11/184476 19JL2005
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
IMPROVED CYCLE LIFE AND LOW	YOUNG KWO
TEMPERATURE OPERATING	OVSHINSKY STANFORD R
CHARACTERISTICS	OUCHI TAIHEI

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0123D JAPA	2006-213523 04AU2006
HYDROGEN STORAGE ALLOYS HAVING	FETCENKO MICHAEL A
A HIGH POROSITY SURFACE	OVSHINSKY STANFORD R
LAYERHYDROGEN STORAGE ALLOYS	YOUNG KWO
HAVING A HIGH POROSITY SURFACE	REICHMAN BENJAMIN
LAYER	OUCHI TAIHEI
KOCH JOHN

OBC-0124 ASTL	2004229954 06AP2004
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC-0124 USA	10/411511 10AP2003
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC-0124 BRAZ	PI0409122-1 06AP2004
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC-0124 CANA	2520247 06AP2004
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC-0124 CHIN	200480015733.7 06AP2004
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC-0124 EPC	04749793.8 06AP2004
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0124 JAPA	2006-509736 06AP2004
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC-0124 KORS	2005-7019117 06AP2004
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC-0124 MEXI	PA/a/2005/010831 06AP2004
METHOD FOR MAKING ELECTRODES	ALADJOV BOYKO
FOR ELECTROCHEMICAL CELLS	OVSHINSKY STANFORD R
VENKATESAN SRINIVASAN
TEKKANAT BORA
DHAR SUBHASH K

OBC-0127 CANA	2546499 23NO2004
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC-0127 CHIN	200480036000.1 23NO2004
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC-0127 EPC	04812338.4 23NO2004
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC-0127 BRAZ	PI0417163.2 23NO2004
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC-0127 INDI	awaiting 23NO2004
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0127 USA	10/727413 04DE2003
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC-0127 JAPA	2006-542638 23NO2004
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC-0127 KORS	2006-7010165 23NO2004
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC-0127 MEXI	PA/a/2006/006223 23NO2004
PROCESS FOR MAKING NICKEL	FIERRO CRISTIAN
HYDROXIDE	BENET GABRIEL E
ZALLEN AVRAM
HICKS TIM
FETCENKO MICHAEL A

OBC-0127.1 PCT	PCT/US06/42759 01NO2006
PROCESS FOR MAKING NICKEL	FETCENKO MICHAEL A
HYDROXIDE	FIERRO CRISTIAN
ZALLEN AVRAM
HICKS TIM

OBC-0127.1 USA	11/269083 08NO2005
PROCESS FOR MAKING NICKEL	FETCENKO MICHAEL A
HYDROXIDE	FIERRO CRISTIAN
ZALLEN AVRAM
HICKS TIM

OBC-0129 USA	10/666089 19SE2003
METHOD FOR COLD-STARTING	FETCENKO MICHAEL A
BATTERIES	KOCH JOHN
REICHMAN BENJAMIN

OBC-0133 CHIN	200580020167.3 22MR2005
NICKEL METAL HYDRIDE BATTERY	YOUNG KWO
DESIGN	FIERRO CRISTIAN
REICHMAN BENJAMIN
FETCENKO MICHAEL A
KOCH JOHN
ZALLEN AVRAM

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0133 CANA	2562708 22MR2005
NICKEL METAL HYDRIDE BATTERY	YOUNG KWO
DESIGN	FIERRO CRISTIAN
REICHMAN BENJAMIN
FETCENKO MICHAEL A
KOCH JOHN
ZALLEN AVRAM

OBC-0133 EPC	PCT/US05/09613 22MR2005
NICKEL METAL HYDRIDE BATTERY	YOUNG KWO
DESIGN	FIERRO CRISTIAN
REICHMAN BENJAMIN
FETCENKO MICHAEL A
KOCH JOHN
ZALLEN AVRAM

OBC-0133 USA	10/887434 08JL2004
NICKEL METAL HYDRIDE BATTERY	YOUNG KWO
DESIGN	FIERRO CRISTIAN
REICHMAN BENJAMIN
FETCENKO MICHAEL A
KOCH JOHN
ZALLEN AVRAM

OBC-0133 JAPA	2007-509476 22MR2005
NICKEL METAL HYDRIDE BATTERY	YOUNG KWO
DESIGN	FIERRO CRISTIAN
REICHMAN BENJAMIN
FETCENKO MICHAEL A
KOCH JOHN
ZALLEN AVRAM

OBC-0133 MEXI	PA/a/2006/012210 22MR2005
NICKEL METAL HYDRIDE BATTERY	YOUNG KWO
DESIGN	FIERRO CRISTIAN
REICHMAN BENJAMIN
FETCENKO MICHAEL A
KOCH JOHN
ZALLEN AVRAM

OBC-0135 CHIN	200580007439.6 06JA2005
POSITIVE ELECTRODE ACTIVE	FETCENKO MICHAEL A
MATERIAL FOR A NICKEL
ELECTRODE

OBC-0135 EPC	05705081.7 06JA2005
POSITIVE ELECTRODE ACTIVE	FETCENKO MICHAEL A
MATERIAL FOR A NICKEL
ELECTRODE

OBC-0135 INDI	2484/CHENP/2006 06JA2005
POSITIVE ELECTRODE ACTIVE	FETCENKO MICHAEL A
MATERIAL FOR A NICKEL
ELECTRODE

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0135 JAPA	2006-549379 06JA2005
POSITIVE ELECTRODE ACTIVE	FETCENKO MICHAEL A
MATERIAL FOR A NICKEL
ELECTRODE

OBC-0135 KORS	2006-7013797 06JA2005
POSITIVE ELECTRODE ACTIVE	FETCENKO MICHAEL A
MATERIAL FOR A NICKEL
ELECTRODE

OBC-0135 MEXI	PA/a/2005/007861 06JA2005
POSITIVE ELECTRODE ACTIVE	FETCENKO MICHAEL A
MATERIAL FOR A NICKEL
ELECTRODE

OBC-0135 CANA	2552324 06JA2005
POSITIVE ELECTRODE ACTIVE	FETCENKO MICHAEL A
MATERIAL FOR A NICKEL
ELECTRODE

OBC-0135 USA	11/030239 06JA2005
POSITIVE ELECTRODE ACTIVE	FIERRO CRISTIAN
MATERIAL FOR A NICKEL	FETCENKO MICHAEL A
ELECTRODE	ZALLEN AVRAM

OBC-0136 CHIN	200580011115.X 11AP2005
BATTERY EMPLOYING THERMALLY	PUTTAIAH RAJEEV
CONDUCTIVE POLYMER CASE	SMAGA JOHN
HIMMLER RONALD
HIGLEY LIN R
MULLER MARSHALL D

OBC-0136 EPC	05735465.6 11AP2005
BATTERY EMPLOYING THERMALLY	PUTTAIAH RAJEEV
CONDUCTIVE POLYMER CASE	SMAGA JOHN
HIMMLER RONALD
HIGLEY LIN R
MULLER MARSHALL D

OBC-0136 INDI	PCT/US05/12276 11AP2005
BATTERY EMPLOYING THERMALLY	PUTTAIAH RAJEEV
CONDUCTIVE POLYMER CASE	SMAGA JOHN
HIMMLER RONALD
HIGLEY LIN R
MULLER MARSHALL D

OBC-0136 CANA	2562536 11AP2005
BATTERY EMPLOYING THERMALLY	PUTTAIAH RAJEEV
CONDUCTIVE POLYMER CASE	SMAGA JOHN
HIMMLER RONALD
HIGLEY LIN R
MULLER MARSHALL D

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0136 JAPA	2007-508445 11AP2005
BATTERY EMPLOYING THERMALLY	PUTTAIAH RAJEEV
CONDUCTIVE POLYMER CASE	SMAGA JOHN
HIMMLER RONALD
HIGLEY LIN R
MULLER MARSHALL D

OBC-0136 USA	10/824062 14AP2004
BATTERY EMPLOYING THERMALLY	PUTTAIAH RAJEEV
CONDUCTIVE POLYMER CASE	SMAGA JOHN
HIMMLER RONALD
HIGLEY LIN R
MULLER MARSHALL D

OBC-0136 MEXI	PCT/US05/12276 11AP2005
BATTERY EMPLOYING THERMALLY	PUTTAIAH RAJEEV
CONDUCTIVE POLYMER CASE	SMAGA JOHN
HIMMLER RONALD
HIGLEY LIN R
MULLER MARSHALL D

OBC-0136 TAIW	94111586 13AP2005
BATTERY EMPLOYING THERMALLY	PUTTAIAH RAJEEV
CONDUCTIVE POLYMER CASE	SMAGA JOHN
HIMMLER RONALD
HIGLEY LIN R
MULLER MARSHALL D

OBC-0137 USA	10/844215 12MY2004
BATTERY ASSEMBLY WITH HEAT	MARCHIO MICHAEL
SINK	RICHARD BENDERT

OBC-0138 CHIN	200580023507.8 05MY2005
MULTI-CELL BATTERY ASSEMBLY	SMITH BRENDAN
BENDERT RICHARD
BRONCZYK STEVE

OBC-0138 EPC	05804806.7 05MY2005
MULTI-CELL BATTERY ASSEMBLY	SMITH BRENDAN
BENDERT RICHARD
BRONCZYK STEVE

OBC-0138 CANA	2566555 05MY2005
MULTI-CELL BATTERY ASSEMBLY	SMITH BRENDAN
BENDERT RICHARD
BRONCZYK STEVE

OBC-0138 INDI	awaiting 05MY2005
MULTI-CELL BATTERY ASSEMBLY	SMITH BRENDAN
BENDERT RICHARD
BRONCZYK STEVE

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0138 USA	10/848277 18MY2004
MULTI-CELL BATTERY ASSEMBLY	SMITH BRENDAN
BENDERT RICHARD
BRONCZYK STEVE

OBC-0138 JAPA	awaiting 05MY2005
MULTI-CELL BATTERY ASSEMBLY	SMITH BRENDAN
BENDERT RICHARD
BRONCZYK STEVE

OBC-0138 MEXI	PA/a/2006/013429 05MY2005
MULTI-CELL BATTERY ASSEMBLY	SMITH BRENDAN
BENDERT RICHARD
BRONCZYK STEVE

OBC-0138 TAIW	94115846 17MY2005
MULTI-CELL BATTERY ASSEMBLY	SMITH BRENDAN
BENDERT RICHARD
BRONCZYK STEVE

OBC-0139 JAPA	awaiting 09SE2005
HYDROGEN STORAGE ALLOYS HAVING	YOUNG KWO
REDUCED PCT HYSTERESIS	FETCENKO MICHAEL A

OBC-0139 PCT	PCT/US05/32076 09SE2005
HYDROGEN STORAGE ALLOYS HAVING	YOUNG KWO
REDUCED PCT HYSTERESIS	FETCENKO MICHAEL A

OBC-0139 TAIW	94131753 15SE2005
HYDROGEN STORAGE ALLOYS HAVING	YOUNG KWO
REDUCED PCT HYSTERESIS	FETCENKO MICHAEL A

OBC-0139 EPC	05796870.3 09SE2005
HYDROGEN STORAGE ALLOYS HAVING	YOUNG KWO
REDUCED PCT HYSTERESIS	FETCENKO MICHAEL A

OBC-0139 USA	10/942178 16SE2004
HYDROGEN STORAGE ALLOYS HAVING	YOUNG KWO
REDUCED PCT HYSTERESIS	FETCENKO MICHAEL A

OBC-0142 USA	10/988948 15NO2004
NICKEL HYDROXIDE COMPOSITION	Venkatesan Srinivasan
WITH PECTIN BINDER	Aladjov Boyko
Fok Kevin
Hopper Thomas
Ovshinsky Stanford R

OBC WORLDWIDE PATENTS

Docket No. Ctry	App No App Date	Pat No.	Grant Dt
------ --- ----	--- -- --- ----	--------	-------
OBC-0150 USA	11/373446 11MR2006
BIPOLAR BATTERY	OVSHINSKY STANFORD R.
SMAGA JOHN
HIGLEY LIN R
HIMMLER RONALD
LUESING JASON
OLSZANSKI THEODORE

OBC-0151 USA	11/432890 12MY2006
METHOD OF MAKING A CATALYST	FETCENKO MICHAEL A
OVSHINSKY STANFORD R
YOUNG KWO

AMENDED APPENDIX II
PAYMENT AND RUNNING ROYALTY SCHEDULE

Payment Schedule	Payment	Cumulative Up-front Payment	Running Royalty Rate
Upon Signing	****	****	****	%

**** reach US$****.	US$****	US$ ****	****	%
**** reach US$****	US$****	US $ ****	****	%
**** reach US$****	US$****	US $ ****	****	%
**** reach US$****	US$****	US $ ****	****	%

Other Details:

1)	Sales shall be reported and paid ****.

2)
Each Up-front payment may be paid over a 4-year term. For each $**** Up-front payment, an initial payment of $**** shall be paid at reaching the **** threshold, followed by $****within **** thereafter, $**** within **** after the initial payment, $**** within **** after the initial payment and $**** within **** after the initial payment. Each respective **** must be completely paid before a **** can be made, however the **** takes effect upon receipt of the $**** initial payment.

3)	The Agreement and this Appendix II cover the **** of all **** for ****. **** for other applications, including ****, is granted.

4)	When a payment for a **** is made, the royalty rate will **** even if **** fall below the **** in later years.

5)
This Amended Appendix II Agreement embodies the entire understanding of the parties with respect to the specifically stated subject matter set forth herein and supersedes the terms in all other prior Agreements with respect to such specifically stated subject matter, provided, however, that related terms and understandings set forth in the Consumer Battery License Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date signed below:

SHENZHEN HIGH POWER TECH. CO., LTD.	OVONIC BATTERY COMPANY, INC.

BY: /s/ George Pan GEORGE PANG	BY: /s/ Michael A. Fetcenko MICHAEL A. FETCENKO

TITLE: PRESIDENT	TITLE: SR. V.P., OBC DIRECTOR

DATE: August 8, 2007	DATE: August 3, 2007

AMENDED APPENDIX III

SHENZHEN HIGH POWER ROYALTY PAYMENT FOR YEARS 2004 TO 2006

Ovonic Battery Inc. and Shenzhen High Power Tech. Co. Ltd agree to the following for the Shenzhen High Power Royalty Payment to Ovonic for the ****:

1.	UP-FRONT PAYMENT: Shenzhen High Power has paid an Up-front payment of US$**** to Ovonic Battery in the ****.

2.
AGREED UPON ROYALTY AMOUNT: Shenzhen High Power will pay a total of US$**** to Ovonic Battery for the entire royalty payment due for the ****. This amount of US$**** is in addition to the $**** up-front payment that Shenzhen High Power made in the **** to Ovonic Battery. This amount represents the total Royalty payment that Shenzhen High Power and Ovonic Battery agreed is due and owing for the ****. There will be **** required by Ovonic and Ovonic agrees not to seek additional payment from High Power for the ****.

3.
PAYMENT TERM ARRANGEMENT: In order to fulfill its royalty payment obligation, Shenzhen High Power will make ****,of US$****, totaling US$**** to Ovonic Battery. The **** of US$**** will be made within **** of signing of this Amended Appendix III and the **** of US$**** will be made within **** of signing of this Amended Appendix III.

4.
This Amended Appendix III Agreement embodies the entire understanding of all the parties with respect to the specific ally stated subject matter herein and supersedes the terms in all other prior Agreements with respect to such specific ally stated subject matter, provided, however, that related terms and understandings set forth in the Consumer Battery License Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date signed below:

SHENZHEN HIGH POWER TECH. CO., LTD.	OVONIC BATTERY COMPANY, INC.

BY: /s/ George Pan GEORGE PANG	BY: /s/ Michael A. Fetcenko MICHAEL A. FETCENKO

TITLE: PRESIDENT	TITLE: SR. V.P., OBC DIRECTOR

DATE: August 8, 2007	DATE: August 3, 2007